UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - April 30, 2017

Item 1: Shareholder Report

Alpine
Real Estate Funds

Alpine International Real Estate Equity Fund
Institutional Class (EGLRX)
Class A (EGALX)

Alpine Realty Income & Growth Fund
Institutional Class (AIGYX)
Class A (AIAGX)

Alpine Emerging Markets Real Estate Fund
Institutional Class (AEMEX)
Class A (AEAMX)

Alpine Global Infrastructure Fund
Institutional Class (AIFRX)
Class A (AIAFX)

Alpine Global Realty
Growth & Income Fund
Institutional Class (ARIGX)

April 30,
2017

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These Funds include:

Alpine Dynamic Dividend Fund	Alpine Small Cap Fund

Alpine Rising Dividend Fund	Alpine Ultra Short Municipal Income Fund

Alpine Financial Services Fund	Alpine High Yield Managed Duration Municipal Fund

Alpine’s Series and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Shareholders:

We are pleased to present the semi-annual reports for the Alpine Mutual Funds. The past six months have seen a significant market impact from the election of Donald J. Trump as President. During the ten weeks following the election, the combined agenda of the President and the Republican Congress gave market participants hope that the economy would receive significant fiscal stimulus with a focus on improving corporate earnings. However, at this juncture, roughly six months past the election, no notable legislation has been passed and the prospect of additional economic stimulus seems questionable.

Nevertheless, capital markets continued to trade at strong levels. The overall economic trajectory continues on its slow but steady course of improvement. In fact, corporate profits of many companies have been improving over the past year, following the aftermath of the commodity cycle collapse in 2015. It’s worth noting that over the long term, jobless claims have declined from their nadir of 665,000 new claimants for unemployment per month in March of 2009 to 232,000 in April 2017. This is the lowest number since March of 1973, and well below the 50 year average of 358,000 jobs lost. While business layoffs have declined, stronger hiring patterns represented by job openings across all industries are essential. Job openings have been holding at an average annualized level of 5,655,000 since the beginning of 2016, which is the highest level since December of 2000 when the Bureau of Labor Statistics survey commenced. Notably, the economy has added 16 million jobs since the cycle low point at the end of 2009, growing 1.67% per year to 146 million non-farm jobs. This is even faster than the prior economic expansion from late 2003 through 2007 when the U.S. added 1.43% new jobs per year. However, if we go back almost 17 years to the end of the DotCom bubble in 2000 when non-farm payrolls registered 133 million jobs, the economy has only grown employment by 0.59% per year over. That is a far cry from the previous extended period from 1982, when interest rates started coming down, through December of 2000 as the economy added over 43 million jobs. For that period, non-farm jobs grew at approximately 2.25% per year over an 18 year stretch (Source: Bloomberg). Thus, it is understandable why many Americans believe, that our economy has stagnated, and are hoping for the return to growth reminiscent of their younger days.

Even, the often mentioned underemployment level, which also includes part-time and marginally employed people, has only recently fallen below the 10% level down to 8.6% from the high of 17.1% in early 2010. Notably, this current level is about the same as the average from the decade between 1997 and 2007 before the economic and financial collapse in 2008. Although auto sales have come off historically strong levels, new home sales continue its steady recovery. For all these reasons, we believe the United States is poised to generate continued overall strength in its economy despite the ongoing headwinds from globalization and excess productive capacity abroad. Nonetheless, we have yet to overcome those factors which have contributed to a delayed capital expenditures (capex) cycle outside of regions and industries dominated by technological hubs or major trans shipments such as ports for goods and commodities. Thus, Alpine believes that the prospect for a return to wage growth is improving, which may become meaningful over the next year or so. This could lead to higher prices and perhaps rising interest rates.

Early in the year, Alpine presented a podcast in which several portfolio managers raised the question “Trump Change or Chump Change?” in assessing the direction of the market. We think that the President’s rhetoric focused many investors on the prospect of rising interest rates and corporate capex in response to a strengthening economy. However, his administration’s agenda for tax reductions, regulatory reform and infrastructure spending (which we believed could have been a significant catalyst for growth) has since floundered. The administration’s ineffectiveness in working with an aligned Congress and the inability to staff many government appointments during the first few months of the Trump Presidency has put into question whether much, if anything, will be accomplished before the prospect of mid-term elections absorbs the House of Representatives. For now, we expect minimal change unless somehow Republicans and Democrats can find common ground on long term economic programs such as infrastructure regeneration. Thus, the United States appears to be back in a state of governmental gridlock, much like the prior eight years, where low rates dominated the financial markets and business cycles. The Federal Reserve (Fed) will likely continue to seek opportunities to normalize interest rates, boosting 25 basis points at a time as the economy and markets permit, over the next 12-18 months. However, the Fed’s so called “dot plot” graph, projecting future interest rates, may shift lower and slower yet again.

Even with moderating prospects, the United States is still leading the world economically, albeit at a slow pace. That said, we see some positive fundamental changes in Japan after nearly two decades of stagnation, and China remains a major industrial force even though it is growing more slowly and must work through its internal financial restructurings over the next number of years. While Europe still appears to be some three or four years behind the United States in terms of job growth and strengthening its banking systems, Germany is leading the Eurozone forward.

It is notable that President Trump’s international policies, specifically, rejecting the Trans-Pacific Partnership and not confirming Article 5 of the North Atlantic Treaty Organization (NATO) – to defend members under attack – may weaken the economic and international prominence of our country. Unless new policy initiatives or alignments could be established, China and Germany, and possibly Japan and even Russia may fill leadership, trade and economic voids that we abandon.

We believe that the equity markets and bond markets should gradually move towards higher interest rates, albeit, the risk of an inflationary shock to both seems much more remote now than it has anytime over the last few years. Nevertheless, we expect the markets to climb the ‘wall of worry’ between the risk of slowing down a little too much or speeding up a little too much. This could enable a significantly longer economic cycle than we have experienced in quite a while. So, the current seven year expansion could last easily for another two to three years and, possibly, longer. This suggests that investors using fixed-income and equity income strategies might still be able to achieve reasonable total returns even if interest rates rise at a modest annual pace. Meanwhile, equity investors will likely still seek growth in companies that are able to expand market share or apply innovative technology to traditional industries. For example, we highlight autonomous cars, drones, power generation, as well as new fields of endeavor, such as “Big Data” and the ever evolving field of bio-pharma research. Ultimately, those companies or entrepreneurs who can affect fundamental change to transform the way we work, play, learn, feed, entertain and protect ourselves, will likely continue to see great opportunities. Our job at Alpine is to find those companies which can capitalize on such growth, as well as invest in underappreciated businesses which can excel in more traditional or mundane segments of the economy which may offer ongoing value and growth opportunities for investors.

Even though we have enjoyed solid performance by many of our Funds over the past fiscal period, we will continue to explore new ways to add value and attempt to reward your support for our endeavors. We appreciate your interest and look forward to reporting to you at the end of the next fiscal period. Meanwhile, feel free to visit our website for periodic updates on our thinking.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Disclosures and Definitions

Definitions and Disclosures

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the Schedule of Portfolio Investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Equity Trust did not pay any distributions during the fiscal semi-annual period ended April 30, 2017 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate Bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate Bond, Stock, High Yield Bond, REITs and REIT preferred stock may vary based on an individual’s circumstances. Consult a tax professional for additional information.

Earnings Growth & EPS Growth are not measures of the Funds’ future performance.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Consumer Price Index is an index of the variation in prices paid by typical consumers for retail goods and other items.

Diktat an order or decree imposed by someone in power without popular consent.

Dividend Payout Ratio is the fraction of net income a company pays to its stockholders in dividends.

Dividend Yield is the yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Free cash flow (FCF) is a measure of financial performance calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

FTSE EPRA/NAREIT Developed Europe Index is a subset of the FTSE EPRA/NAREIT® Developed Index and is an unmanaged index designed to track the performance of publicly traded real estate companies, defined as the ownership, trading and development of income-producing real estate, in developed markets worldwide.

FTSE EPRA/NAREIT Emerging Index is a total return index, designed to track the performance of listed real estate companies and REITS in emerging markets.

Disclosures and Definitions (Continued)

FTSE EPRA/NAREIT Global Real Estate Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

Source: FTSE the funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

Ibovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Japan Manufacturing Purchasing Managers’ Index (PMI) is a measure of the activity level of purchasing managers in the manufacturing sector in Japan.

Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI Daily TR Net EAFE Index USD is a free float adjusted market cap weighted index designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

MSCI REIT (RMS) Index is a total return index comprising the most actively traded equity REITs that are of reasonable size.

MSCI World Index is a free float-adjusted market cap weighted index that is designed to measure the equity market performance of developed markets.

Source: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Russian MICEX Index is cap-weighted composite index calculated based on prices of the 50 most liquid Russian stocks of the largest and dynamically developing Russian issuers presented on the Moscow Exchange. MICEX Index was launched on September 22, 1997 at base value 100. The MICEX Index is calculated in real time and denominated by Moscow Exchange in Russian rubles.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P Developed Ex-US Property Index is a total return index that defines and measures the investable universe of publicly traded property companies domiciled in developed countries outside of the U.S. The companies included are engaged in real estate related activities, such as property ownership, management, development, rental and investment. Total return indexes include reinvestments of all dividends.

S&P 500® Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

Disclosures and Definitions (Continued)

The S&P 500® Index, the S&P Developed ex. U.S. Property Index, and the S&P Global Infrastructure Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Shanghai Stock Exchange Composite Index is an index comprised of all stocks that are traded on the Shanghai Stock Exchange.

Tier 1 Cities – represent the most developed areas of China with the most affluent and sophisticated consumers. They are also considered to be the center of main economic activity.

Tier 2 Cities – represent less developed areas of China than Tier 1 cities.

Yield is the income return on an investment

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Equity Manager Reports

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Realty Growth & Income Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine International Real Estate Equity Fund — Institutional Class	9.31%	3.91%	-0.98%	1.70%	-4.99%	4.66%
Alpine International Real Estate Equity Fund — Class A (Without Load)	9.21%	3.68%	-1.22%	1.44%	N/A	4.49%
Alpine International Real Estate Equity Fund — Class A (With Load)	3.18%	-2.00%	-3.07%	0.29%	N/A	3.40%
FTSE EPRA/NAREIT Global Ex-U.S. Index(3)	5.85%	3.69%	2.96%	6.12%	N/A	N/A
MSCI EAFE Index	11.47%	11.29%	0.86%	6.78%	0.87%	4.47%
Lipper International Real Estate Funds Average(4)	5.79%	2.74%	2.23%	5.86%	-1.23%	4.66%
Lipper International Real Estate Funds Ranking(4)	N/A(5)	11/52	43/45	39/42	23/23	1/1
Gross Expense Ratio (Institutional Class): 1.39%(6)
Net Expense Ratio (Institutional Class): 1.39%(6)
Gross Expense Ratio (Class A): 1.64%(6)
Net Expense Ratio (Class A): 1.64%(6)

(1)	Not annualized.
(2)	Institutional Class shares commenced on February 1, 1989 and Class A shares commenced on December 30, 2011. Returns for indices are since February 1, 1989.
(3)	Index commenced on October 31, 2008.
(4)	The since inception data represents the period beginning February 2, 1989 (Institutional Class only).
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States. MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Global ex-U.S. Index, the MSCI EAFE Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine International Real Estate Equity Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine International Real Estate Equity Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine International Real Estate Equity Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	IWG PLC	4.71%
2.	Dalata Hotel Group PLC	3.83%
3.	The Phoenix Mills, Ltd.	3.08%
4.	South Asian Real Estate PLC	2.98%
5.	Hulic Co., Ltd.	2.78%
6.	Accor SA	2.68%
7.	DLF, Ltd.	2.57%
8.	TerraForm Power, Inc.-Class A	2.53%
9.	Kenedix, Inc.	2.38%
10.	Hispania Activos Inmobiliarios Socimi SA	2.30%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine International Real Estate Equity Fund (Continued)

Commentary

Dear Shareholders:

We present the semi-annual results for the Alpine International Real Estate Equity Fund. For the six month period ended April 30, 2017, the closing NAV was $21.24 per share, representing a total return of 9.31%. The Fund’s benchmark index, the FTSE EPRA/NAREIT Global Ex-U.S. Index returned 5.85% over the same period. In the context of broader equity markets, the MSCI EAFE Index produced a total return of 11.47%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

The Semi-Annual period kicked off a week before Trump’s unexpected election victory and ended as the clock was winding down on his first one hundred days in office. Over those six months, global real estate equity returns underperformed the broader market by a wide margin but exhibited a degree of resilience in the face of a series of geopolitical shocks, mounting macroeconomic uncertainties and the imminent threat of Federal Reserve (Fed) action. The Trump election immediately ignited expectations for an expansionary fiscal policy which set off a backing up of global yields as the reflationary impulse drove a reflexive sell off of bond proxies including real estate investment trusts (REITs). The dramatic sell off of the so-called interest rate sensitive sectors proved to be short lived and offered a good opportunity for active managers to accumulate oversold stocks. There were further headwinds on the horizon as the Fed hiked rates in December and March, but shares continued to grind out positive returns. Underpinning performance during the period was the reflation trade, particularly in emerging Asia, driven by resurging cyclical momentum in China. This was offset modestly toward the end of the period as increasing political noise and legislative defeats tempered market sentiment for a near-term payoff from the Trump trade.

In Japan, the developers and Japan REITs (JREITs) lagged the market as uncertainty over Bank of Japan (BoJ) policy, an appreciating yen and fading tailwinds on the reflation trade weighed on the shares. The FTSE EPRA/NAREIT Developed Europe Index saw strong absolute returns but underperformed on a relative basis primarily due to the strength of financials across many of the broader indices, the lack of visibility on Brexit negotiations and concerns over election outcomes, most importantly in France. Once again there was notable dispersion at the country level with Sweden and the U.K. outperforming versus relative weakness in France and Germany. In the U.K., the real estate securities posted an impressive rally toward the end of the period, easily eclipsing the more-than respectable performance of the broad index. Coming up on the one-year anniversary of the historic Brexit vote, there are still few signs of stress in the London commercial market. In fact recent transactions such as the sale of Facebook’s headquarters (Rathbone Square) and the sale of the Cheesegrater (the Leadenhall building) have been supportive of valuations and have prompted a spate of special dividend payments from the proceeds. Yields appear to have stabilized and occupier demand has underpinned resilient top line rental values, however incentives are increasing while lease durations and break year options are coming in. Nonetheless Brexit risks remain front and center and share volatility could swing based on sentiment toward the negotiations and any news of financial sector tenants shifting personnel out of London. The Australian REIT (AREIT) market was resilient yet underperformed the broader market as it too was a casualty of the threat of the back up in interest rates. Finally, emerging market (EM) real estate saw strong overall results despite expectations for further rate hikes from the Fed, fears over protectionist trade policies from the Trump administration and geopolitical tensions ramping up in North Korea, Brazil, Turkey and the Middle East. At the country level, India and Brazil saw strong relative performance while Turkey and Indonesia were laggards.

Portfolio Overview

At six month period end on April 30, 2017, the top 10 positions accounted for 29.84% of the portfolio versus 31.59% six months ago as three companies fell out of the top 10: China Resources Land, Ichigo in Japan and JM in Sweden and were replaced by Accor the French hotel company, DLF in India and Hispania in Spain. Other notable adjustments to the portfolio included establishing positions in Patrizia in Germany and Purplebricks in the U.K. as well as Shinoken, Open House and Takara Leben in Japan. Other modest adjustments to the portfolio included increasing its position in the US, exiting its exposure to South African REITs, while reducing exposure to China. The Fund’s top three overweight positions remained in India, the U.S. and Ireland and it maintained its top underweight positions in China/Hong Kong, Australia and Canada.

The Fund’s country allocations adjusted during the period as our assessment of the macroeconomic conditions, stock valuations, investment opportunities and risks continued to evolve. During the period under review the Fund’s largest allocation was to Japan. While the economic data out of Japan has not met expectations, we continue to be encouraged by the recovery in real estate fundamentals, the potential tailwind from policy initiatives and continued strength in transactions in the physical property market. The portfolio remains overweight India and we are very constructive on the long term prospects for the overall economy as well as its real estate sector.

Alpine International Real Estate Equity Fund (Continued)

Passage of a real estate reform bill in March of this year requiring developers to hold 70% of pre-sales cashflow in an escrow account until project completion should inject a higher degree of confidence into the overall market while creating substantial barriers to entry for undercapitalized developers. Although a weak British pound has prompted yet another wave of investor appetite for London assets, the positions in the U.K. were significantly reduced due to the late-cyclicality of the London office market as well as the negative implications of Brexit. The position in China/Hong Kong was decreased. Caution with respect to the credit markets, Moody’s recent downgrade of China’s credit rating and the sustainability of the strength in the physical property market as concerns over growing intervention, particularly in Tier I markets, by the government led us to be more defensive in our China allocation. The position in Brazil was modestly reduced based on valuation and increasing political risks. While we believe that the country remains attractive on a longer term view, the raised execution risk on reforms could ratchet up the risk premium on asset prices and weigh on the growth and inflation outlook. The Fund maintained significant underweights to the Australian, Canadian and South African markets due to the macroeconomic outlook, specifically commodity pricing, as well as instability in the currencies. Finally, the Fund hedged its currency exposure to the yen, euro and pound.

The top five contributors to the Fund’s performance over the period under discussion were IWG, Purplebricks, Global Logistic Properties (GLP), Dalata Hotel Group and JM.

•	IWG (formerly Regus) is one of the pioneers and global leaders in flexible workspace solutions. The shares are recovering after a challenging 2016 which saw a slower pace of network expansion and margin pressure on the mature portfolio. Early operating evidence suggests that these trends are reversing and the shares are beginning to reflect this recovery as well as the company’s attractive organic growth prospects.

•	Purplebricks is a U.K.-based online residential real estate broker offering a hybrid model in which vendors pay a small fixed fee rather than the percentage-based charges of traditional brokers. The shares outperformed based on the company exceeding market share expectations in the U.K. and Australia markets. The shares were furthered buoyed by the announcement of an expansion into the U.S. market.

•	GLP is a Singapore-based owner, developer and manager of logistics assets in China, Japan, Brazil and the U.S. The company is in the midst of evaluating at least three potential buyout bids from Blackstone, Warburg Pincus and a management-led consortium, which has narrowed the discount to NAV significantly.
•	Dalata Hotel Group is a Irish hotel company with primary exposure to Ireland and the U.K. A recovery in RevPAR trends and good visibility on its development pipeline are expected to drive robust top line growth.

•	JM is a leading Swedish developer focusing on residential projects in Stockholm. The company has benefitted from the ongoing strength in the Stockholm market and a supportive macroeconomic backdrop have led to an acceleration of housing starts and expected margin expansion. Strong operating cash flow leaves its balance sheet in a net cash position and helped to support its share buyback and dividend program.

The top five negative contributors to the Fund’s performance for the period ended April 30 were Ichigo, South Asian Real Estate, Invincible Investment, Dewan Housing and Fibra Uno.

•	Ichigo is an asset manager in Japan. Share performance was weak as management conservatively guided for its first profit decline in six years due to temporary delays in asset sales to its Japan REITs (JREITs) and infrastructure fund. Its underlying asset management business appears to be able to continue to grow and Ichigo potentially can support its shares through buybacks and cash dividends.

•	South Asian Real Estate (SARE)* is a residential developer in India.

•	Invincible Investment is a JREIT focused primarily in hotel and residential assets. The shares have underperformed due to weakening sentiment for hotel operating metrics and caution over the outlook for increased supply. The company issued equity in the period to acquire more residential assets. A high relative dividend yield and the potential for share buybacks could, in our view, help to narrow the NAV discount over the medium term.

•	Dewan Housing, a pan-Indian housing finance company, is one of the largest players in the lower-middle income affordable segments. The company is positioned to benefit from the Modi government’s focus on affordable housing but we sold off early on in the period due to the demonetization program in India which temporarily sapped liquidity away from lower income buyers.

•	Fibra Uno is the largest Mexican Fibra (REIT equivalent) holding a diversified portfolio of assets across Mexico. Management has put together a high quality portfolio with solid operating metrics and a robust acquisition/development pipeline which has the shares trading at a premium to its NAV. However,

*	The Fund purchased South Asian Real Estate PLC (“SARE”) through a private placement in 2007. There is no public market for the holding. As of April 30, 2017, the holding was valued based upon an equal weighting of an income approach and a market approach.

Alpine International Real Estate Equity Fund (Continued)

going forward, investors remain cautious as to management’s ability to source accretive deals and drive value creation on share-based acquisitions. Additionally the company’s distribution growth and funds from operation (FFO) yield have lagged peers recently.

Outlook

As we look beyond the largely symbolic 100-day assessment period of the new Trump administration markets appear to be consolidating gains from the global reflation trade which began as rates bottomed in the summer of 2016 but caught a “massive and huge” tailwind from the Trump election and renewed cyclical momentum in China. Risk appetite appears to have crested for the moment in the face of mixed messages for growth prospects from the hard versus soft economic indicators, and perhaps most significantly an ongoing reevaluation of the ability of the U.S. to enact fiscal stimulus, tax reform, infrastructure and deregulation in a timely manner. So which economies could be best positioned to drive the next leg of the global reflation trade? Where does the Fed’s dot plot go from here? What risk could higher bond yields pose to the global economy? These are just a few of the questions that remain top of mind for all investors as we continue to climb a wall of worry comprised of political and policy uncertainties, the constantly evolving trends for growth and inflation, as well as a diverse array of potential geopolitical threats.

Broadly speaking, we see cause for guarded optimism as the global growth environment appears more balanced than it has in recent memory. A pro-growth agenda, reflationary policies and a measured tightening of interest rates have generally been supportive for real estate returns on an historical basis, however, political uncertainties and a maturing cycle amplify downside risks. In the U.S. REIT market, we expect a widening differentiation of operating data but an overall healthy (but peaking) same-store rental outlook supporting net operating income (NOI) growth in 2017. There are developing signs of cyclical momentum in European markets and the risk premia associated with political outcomes appear to be narrowing. Japan has clearly underperformed but we believe that it’s only a matter of time before equities returns reflect strong underlying fundamentals and robust transaction levels in the physical market. To this point, first quarter 2017 transaction volumes in Japan rose by 51% year over year (YoY) with acquisitions by overseas investors rising 3.7 times from first quarter 2016 levels according to CBRE. Emerging markets lagged the reflation trade in Q4 2016 but have since recovered from low valuations and have been supported by an improving earnings profile. A growing U.S. economy has historically been a positive for developing markets absent trade protectionism and a sharp overshoot in rates and/or currencies.

While we believe global monetary policy will remain extremely accommodative there seems to be greater scope for divergence among central banks since quantitative easing (QE) regimes were initiated in response to the financial crisis. The Fed increased rates at both its December and March meetings and markets are currently pricing in one to two increases for the remainder of 2017. However, until there is greater visibility on the new administration’s fiscal agenda it is difficult to say with any conviction where U.S. rates might settle. Adding further uncertainty into the equation are Fed Chair Yellen’s comments regarding shrinking the central bank’s $4.5 trillion balance sheet. The challenge is not exclusively a question of magnitude and pace of the drawdown, but how the Treasury aims to cope with a funding gap as the Fed unwinds $2.5 trillion in government securities. If not handled well, the read through to bond yields and mortgage rates could heighten volatility. The BoJ is expected to stay the course in its battle against deflation and to augment its current approach with further fiscal initiatives. While its commitment to the official Japanese Government Bond (JGB) buying target of JPY80 trillion (approximately $72 billion USD) per annum could be weakening we still believe Kuroda, the Governor of the Bank of Japan, when he says that only an extended overshoot of his 2% consumer price index (CPI) target would trigger policy tightening. We are nowhere near that level. So this leaves all eyes on the tone and tenor of the European Central Bank (ECB) as Mario Draghi, President of the European Central Bank, finds himself occupying the middle ground between the Fed’s tightening impulse and the BoJ’s policy stance. Current market talk is rife with uneasiness regarding the ECB reducing its monthly asset purchases into 2018 and what this policy shift could ultimately mean for bond yields, especially in Spain and Italy.

In China, the government’s intervention revitalized cyclical momentum in its economy, providing much of the heavy lifting for the global reflation trade. Indeed, nominal gross domestic product (GDP) growth in China accelerated from 9.6% YoY in fourth quarter 2016 to 11.8% YoY in first quarter 2017. While uncertainties remain regarding the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC) we remain firmly of the view that slowdowns in China are based on policy shifts not sharp decelerations in demand. The U.S. government stepped back its threat of labeling China a currency manipulator and with tensions rising in North Korea it’s imperative that relations between the U.S. and China are guided by political pragmatism. Periodic volatility in the growth outlook for China could reverberate through global markets and remains one of the dominant drivers of macro instability, particularly with respect to EMs. In the run up to the critical National Congress in fourth quarter 2017 (held every five years) the current Chinese government will want to do everything in its power to

Alpine International Real Estate Equity Fund (Continued)

ensure political and economic status quo which should help it to consolidate its power and provide leverage to shape the Politburo Standing Committee. As such, we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

It remains our expectation that there will likely be wide dispersion and volatility of returns by sector and geography, making this an attractive environment for active management. We have outlined frequently in our discussions with shareholders that at this point in the cycle the drivers for real estate have clearly shifted away from cap rate compression toward growth prospects. A strong fiscal impulse and reflationary backdrop could provide a tailwind for this view and reinforce our long-held preference for companies with attractive valuations, good visibility of cash flow and a history of growing dividends. As such we maintain our bias for markets and asset types with favorable supply/demand dynamics supporting rising net absorption trends as well as heightened rental tension. Another noteworthy investment theme for global real estate could likely come from mergers & acquisitions (M&A) – as divergent valuations, cheap financing and the market’s emphasis on growth could drive consolidation.

In our view, the geopolitical landscape collectively represents one of the most significant pressures to our outlook as equity markets have become increasingly more phlegmatic about political risks over time. The nuclear aspirations of North Korea and the war in Syria could pose existential threats to nearby regions. The Temer government coalition in Brazil is hanging by a thread after the most recent scandal placing the reform agenda and the viability of Temer’s administration very much in question. The constitutional referendum in Turkey and the purge of cabinet members in South Africa reinforce autocratic ideals inconsistent with shareholder risk tolerance. In the U.K. and Europe uncertainty over the direction of Brexit could add to volatility in asset markets. Although the Netherlands and France have avoided electoral pitfalls, Germany and Italy might still present further challenges for the Eurozone outlook. The list is big and continues growing.

And finally perhaps the biggest wild card in the outlook is that after 100 days of the new administration there are more questions than answers surrounding the potential for a sea change in the US. Foremost among them being to what extent does the current administration’s inability to drive legislation undermine its domestic agenda? Where could investors ultimately calibrate their expectations for the President’s ability to overcome the ideological divisions within his own administration, then cobble together consensus in the Republican Party and finally reach out to enough Democrats to enact meaningful legislation? For the time being the economic agenda appears to be languishing and there seems to be a narrowing path for the new administration to enact any meaningful legislation in advance of the August recess.

Differentiation – whether in markets, asset types or growth models – should remain a dominant theme in portfolio construction. Alpine’s Real Estate team carefully evaluates the risk/reward proposition of each position in the portfolio and monitors volatility carefully. The managers remain extremely selective in our approach to the markets and deploying capital.

We thank our shareholders for their continued support.

Sincerely,

Samuel A. Lieber
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Alpine International Real Estate Equity Fund (Continued)

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Alpine International Real Estate Equity Fund (Continued)

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Realty Income & Growth Fund — Institutional Class	5.96%	7.56%	9.74%	9.67%	3.77%	11.07%
Alpine Realty Income & Growth Fund — Class A (Without Load)	5.82%	7.28%	9.45%	9.39%	N/A	11.58%
Alpine Realty Income & Growth Fund — Class A (With Load)	-0.02%	1.37%	7.41%	8.16%	N/A	10.40%
MSCI US REIT Index	4.09%	5.88%	8.92%	9.23%	4.73%	10.75%
S&P 500® Index	13.32%	17.92%	10.47%	13.68%	7.15%	5.68%
Lipper Real Estate Funds Average(3)	3.73%	5.66%	7.99%	8.32%	4.08%	10.11%
Lipper Real Estate Funds Ranking(3)	N/A(4)	41/265	16/232	15/203	83/134	7/46
Gross Expense Ratio (Institutional Class): 1.36%(5)
Net Expense Ratio (Institutional Class): 1.06%(5)
Gross Expense Ratio (Class A): 1.61%(5)
Net Expense Ratio (Class A): 1.31%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 29, 1998 and Class A shares commenced on December 30, 2011. Returns for indices are since December 29, 1998.
(3)	The since inception data represents the period beginning December 31, 1998 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus supplement dated April 10, 2017 to the propectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is a total return, float-adjusted market capitalization weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index, the S&P 500® Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Realty Income & Growth Fund has a contractual expense waiver that continues through February 28, 2019. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Realty Income & Growth Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Simon Property Group, Inc.	7.35%
2.	Boston Properties, Inc.	5.66%
3.	Digital Realty Trust, Inc.	5.18%
4.	Essex Property Trust, Inc.	5.11%
5.	Alexandria Real Estate Equities, Inc.	4.77%
6.	Public Storage	4.51%
7.	AvalonBay Communities, Inc.	4.39%
8.	Prologis, Inc.	4.39%
9.	Vornado Realty Trust	4.00%
10.	Equity Residential	3.98%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Realty Income & Growth Fund (Continued)

Commentary

Dear Shareholders:

We welcome the opportunity to report the results of the Alpine Realty Income & Growth Fund for the fiscal semi-annual period ended April 30, 2017. During this period, the Fund produced a total return of 5.96% which compares to the 3.73% return of the Lipper Real Estate Funds average, 4.09% return of the MSCI US REIT Index (the RMS Index) and the 13.32% return of the S&P 500® Index 500 Index (the S&P). All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

At April 30, 2017, the Fund’s net asset value per share had increased to $22.56 from $22.11 six months prior. During this timeframe, the Fund paid two quarterly distributions of $0.1875 per share totaling $0.375 per share for the fiscal period and one long term capital gain distribution of $0.47. Since its inception at $10.00 per share on December 29, 1998 through April 30, 2017, the Fund has delivered an annualized total return to shareholders of 11.07% including cumulative distributions of $18.85. The performance chart on page 15 presents the Fund’s returns for the current period, one-year, three-year, five-year, ten-year, and since inception periods.

Following the November 2016 U.S. presidential election, investor optimism regarding the potential for favorable business conditions and reduced taxes from the new Trump administration’s policy objectives led to increased confidence in corporate earnings and to some degree less interest in the dividend paying equities of real estate investment trusts (REITs). This confidence manifested itself in a new all-time high for the S&P on March 1, 2017 including heightened expectations for inflationary growth that resulted in the yield on the Ten Year US Treasury obligation rising to 2.63% on March 13, its highest level since July 2014. In this context, the average returns of REIT equities as represented by the RMS Index lagged the overall performance of broader indices. Despite the positive 4.09% return in the period, the RMS Index closed the latest fiscal semi-annual period nearly 7.5% below its all-time high achieved on August 1, 2016 while broader indices reached new highs.

Within the real estate category, the best performing sectors over the six months included the data center and lodging REITs, perceived to have the highest earnings growth and return potential in the near term from strong secular trends and renewed economic optimism, respectively, and the two private prison REITs. The prison REITs’ stock prices more than doubled after the election in large part due to renewed confidence that these prison operators would continue to be used by government agencies, an outcome that had been somewhat in doubt under a prospective Clinton administration. The subsectors lagging overall REIT averages included the net lease and the retail shopping center and regional mall landlords. While valuations in the net lease group were pressured by rising interest rates, the stocks of retail landlords suffered most particularly from fear that brick-and-mortar retailing may be in a permanent secular decline.

For the Fund, the top contributors to its performance during the latest six month period ended April 30, 2017 included three companies within the data center subsector and two apartment REITs. Data center REITs, including three of the Fund’s holdings – Digital Realty Trust, Coresite Realty Corporation, and Equinix – continued to benefit from strong demand from network service, cloud, and information technology providers, demonstrated by very healthy leasing trends and by the returns on invested capital these entities achieved in their new facilities developments and expansion efforts. As a group, the returns of all of the data center REITs in the RMS Index exceeded 20% in the latest six month period. Also producing above average returns were the apartment REITs whose performances previously during calendar year 2016 lagged overall REIT averages primarily on concerns of decelerating fundamentals that were resulting from a wave of new supply additions impacting landlord pricing power in many markets. Two of the Fund’s largest overweight positions in this subsector, Essex Property Trust and AvalonBay Communities, however, reported better than anticipated results in their west coast markets where the impacts of new supply had been most feared and had their stock valuations rewarded by investors. Relative to the overall return of the RMS Index, some of the greatest positive attribution was produced by our overweight positions in the aforementioned data center REITs, Digital Realty and Coresite Realty, as well as another data center holding, DuPont Fabros Technology; the above described investment in Essex Property Trust; and the Fund’s non-ownership of Brixmor Property Group, a shopping center owner whose stock declined significantly during the period on concerns of slowing retail sales and store bankruptcies.

Holdings that underperformed REIT average returns and detracted the most from Fund performance were retail shopping center and regional mall landlords. As noted above, these two subsectors were among the weakest

Alpine Realty Income & Growth Fund (Continued)

performing property groups during the period. Announcements of proposed store closures by major department stores such as Macy’s and Sears, bankruptcy declarations by many retailers particularly in the apparel category, signs of flat to weakening retail store sales trends, and the continued success of internet-based shopping, the most noteworthy example being Amazon, all reinforced investor fears about the viability of brick-and-mortar retailing. The facts are fairly clear. The U.S. is hugely over-retailed in terms of shopping space per capita and needs both a significant reduction of the weakest retailer venues and smarter strategies by the retailers themselves. For the Fund, the most negative contributions to overall results were delivered by Simon Property Group, Macerich Company, GGP, Inc., and Taubman Centers, all regional mall entities, and Kimco Realty, one of the sector’s largest shopping center landlords. Relative to the overall returns of the RMS Index, the securities that created the most impactful negative attribution to performance included the aforementioned regional mall REITs, Simon, Macerich, and Taubman, as well as the Fund’s non-ownership of the two private prison owners, CoreCivic and The Geo Group, which significantly outperformed overall REIT averages.

Both the overall equities market and the real estate sector are now over eight years into a recovery that began in March of 2009. Valuations are near all-time highs in broad indices such as the S&P while real estate operating fundamentals, in terms of occupancies, rental rates, and valuations, have in many sectors reached or exceeded pre-financial crisis levels. As a result, within numerous geographic markets and property types, including apartments, hotels, senior living, and self-storage, new supply additions have increased to take advantage of the positive fundamentals and, consequently, have put temporary pressure on landlord pricing power. Though such new development remains below historic levels generally, we nevertheless believe that for the health of real estate property markets and for valuations and prices of equities in both the REIT indices and the overall stock market, the domestic economy needs to reaccelerate in terms of job creation, business confidence, and capital spending. The early investor confidence in future earnings growth from improved business conditions and reduced taxes under the new Trump administration has seemingly stalled somewhat and, in our opinion, will likely not reignite until some of the proposed policy objectives are enacted and demonstrated in reaccelerating economic growth.

The Fund’s portfolio remains structured to capture the pockets of stronger near term economic potential through overweight investments in those areas that can benefit from above average employment, demographic shifts, and innovation. While we still find the technology driven economies of the west coast and the Boston/Cambridge metropolitan area on the east coast as most attractive, some of the Fund’s largest overweight positions also continue to be in the data center, life science, and cell tower areas where demand drivers stay steady despite vacillations in overall Gross Domestic Product growth. Additionally, we anticipate that we will continue to employ low levels of leverage both in the execution of the Fund’s strategy and to manage unexpected Fund flows. We look forward to providing an update on real estate trends and Fund performance at the end of the fiscal year in October 2017.

Sincerely,

Robert W. Gadsden
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Alpine Realty Income & Growth Fund (Continued)

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be difficult to sell, particularly during times of market turmoil. These illiquid assets may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Alpine Realty Income & Growth Fund (Continued)

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Emerging Markets Real Estate Fund — Institutional Class	5.89%	9.18%	0.59%	0.97%	8.59%
Alpine Emerging Markets Real Estate Fund — Class A (Without Load)	5.78%	8.99%	0.35%	0.74%	4.28%
Alpine Emerging Markets Real Estate Fund — Class A (With Load)	-0.05%	3.02%	-1.53%	-0.39%	3.18%
FTSE EPRA/NAREIT Emerging Index	9.31%	14.47%	4.61%	3.74%	11.42%
S&P Developed Ex-U.S. Property Index	5.45%	2.68%	3.92%	8.14%	11.02%
MSCI Emerging Markets Index	8.88%	19.13%	1.79%	1.49%	9.09%
Lipper International Real Estate Funds Average(3)	5.79%	2.74%	2.23%	5.86%	9.05%
Lipper International Real Estate Funds Ranking(3)	N/A(4)	5/52	40/45	41/42	20/34
Gross Expense Ratio (Institutional Class): 3.33%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 3.58%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

FTSE EPRA/NAREIT Emerging Index is a total return index, designed to track the performance of listed real estate companies and REITS in emerging markets. S&P Developed Ex-U.S. Property Index is a total return index that defines and measures the investable universe of publicly traded property companies domiciled in developed countries outside of the U.S. The companies included are engaged in real estate related activities, such as property ownership, management, development, rental and investment. Total return indexes include reinvestments of all dividends. MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Emerging Index, the S&P Developed Ex-U.S. Property Index, the MSCI Emerging Markets Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Emerging Markets Real Estate Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Emerging Markets Real Estate Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Emerging Markets Real Estate Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	China Resources Land, Ltd.	5.72%
2.	China Overseas Land & Investment, Ltd.	4.41%
3.	Longfor Properties Co., Ltd.	3.07%
4.	Central Pattana PCL	2.63%
5.	Ayala Land, Inc.	2.51%
6.	CIFI Holdings Group Co., Ltd.	2.48%
7.	BR Malls Participacoes SA	2.45%
8.	Housing Development & Infrastructure, Ltd.- Macquarie Bank, Ltd.	2.35%
9.	China Vanke Co., Ltd.-Class H	2.12%
10.	Global Logistic Properties, Ltd.	2.09%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Emerging Markets Real Estate Fund (Continued)

Commentary

Dear Shareholders:

We present below the annual results for the Alpine Emerging Markets Real Estate Fund. For the period ended April 30, 2017, the closing NAV was $15.11 per share, representing a total return of 5.89%. The Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index returned 9.31%. Over that same time frame the MSCI Emerging Markets Index finished with a total return of 8.88% and the S&P Developed (Ex-U.S.) Property Index returned 5.45%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

Over the past six months emerging market (EM) real estate equity posted respectable absolute returns and outperformed global real estate by a wide margin but nevertheless underperformed the MSCI World Index as caution over Federal Reserve (Fed) rate policy and the potentially negative consequences of “Trumponomics” on EMs, via the global trade, foreign exchange (FX) and credit channels, offset a somewhat unexpected recovery of cyclical momentum in China. The equities came under pressure directly after the surprise election result as investors likely had a sense of déjà vu of the May 2013 taper tantrum. EM currencies, especially the Mexican peso, were hit hard. Yields blew out as bond traders priced in a new reality of higher rates, inflation premia and deficits. While the velocity of the knee jerk reaction resembled the taper tantrum, the “Trump tantrum” analogue proved to be otherwise misplaced. Indeed, by the end of the period under review the dollar had effectively done a round trip and core rates had stabilized (albeit at higher levels). Through the end of the calendar year EMs generally traded sideways as the U.S. dollar (USD) strengthened and yield curves steepened sharply. As the new year began early evidence of cyclical strength in China drove the first leg of strong performance across the developing economies as surging exports/world trade and resilient commodity prices appeared to do much of the heavy lifting for the global reflation trade – much more so than Trump’s fiscal diktats. Robust net fund flows into EMs began to reflect a new-found optimism for an asset class that has remained under the radar of most market participants. The rally gained renewed momentum after the Fed’s March rate hike as improvements in EM’s sequential data were suggesting that levels of economic growth in developing markets could hit their highest levels since

2014. For the time being, investors are coming around to the reflation, relative value to developed markets, and growth differential narratives which historically benefit EM assets. The next leg of the recovery could be driven by a shift into cyclical at the expense of defensive EM assets.

Portfolio Analysis

The underperformance of the Fund during the period was driven primarily by exposure to Indonesia, Mexico and the Philippines. The net cash buffer of the Fund presented a further drag on performance. The allocations to Hong Kong/China, Brazil and Singapore represented positive contributions to performance on an absolute return basis. At period’s end on April 30, 2017, the top 10 positions accounted for 29.83% of the portfolio versus 30.95% for the prior period due to a reduction in the China exposure and a material shift in the composition of the top 10. The top allocations shifted as five companies: Emaar, Fibra Uno, Redefine, KWG and Oberoi were reduced in favor of Central Pattana, CIFI Holdings, HDIL, China Vanke and Global Logistic Properties.

The Fund’s country allocations adjusted during the period as our assessment of the macro conditions, stock valuations, investment opportunities and risks continued to evolve. During the period under review the Fund’s largest allocation was to HK/China but was reduced toward the end of the period as the strong share performance was not reflecting the tightening credit environment and weakening sales in Tier 1 and 2 markets. Doubts over the sustainability of the economic recovery and concerns over further policy intervention, particularly in Tier I markets, have led us to be more defensive in our China allocation. The portfolio remains overweight India and we are very constructive on the long term prospects for the overall economy as well as its real estate sector. Passage of a real estate reform bill in March of this year requiring developers to hold 70% of pre-sales cashflow in an escrow account until project completion should inject a higher degree of confidence into the overall market while creating substantial barriers to entry for undercapitalized developers. However the recent demonetization policy, while a necessary move for the long term could likely dampen demand for land and real estate in the near term. The position in Brazil was increased primarily due to the establishment of a position in Tenda, which was spun off from Gafisa during the period. The weighting to Egypt was increased once the devaluation of the pound took place in November 2017. The Fund maintained significant underweights to the

Alpine Emerging Markets Real Estate Fund (Continued)

Malaysian and South African markets due to the macroeconomic outlook, specifically commodity pricing, as well as instability in the currencies. Finally the Fund hedged its currency exposure to the euro, pound and Hong Kong dollar.

The top five contributors to the Fund’s absolute performance for the period under discussion based on contribution to total return were primarily property developers in China as well as global logistics player: Longfor Properties, Global Logistic Properties, China Resources Land, CIFI Holdings and KWG Property.

•	Longfor Properties is a Chinese developer based in Beijing. The overall Chinese property market experienced very strong returns in the new year based largely on evidence of a cyclical recovery in China and continued strong sales despite a ramp up in policy measures. Outperformance has been driven by its strong cash flow from and counter-cyclical land purchases, which has underpinned stability of margin at an attractive level. The company is known for its fiscal discipline and remains one of the very few privately-owned developers to have an investment grade credit rating from S&P, Moody’s and Fitch. Robust growth in contracted sales support a high visibility of earnings growth.

•	Global Logistic Properties (GLP) is a Singapore-based owner, developer and manager of logistics assets in China, Japan, Brazil and the US. The company is in the midst of evaluating at least three potential buyout bids from Blackstone, Warburg Pincus and a management-led consortium, which has narrowed the discount to NAV significantly.

•	China Resources Land is one of the largest developers and operators of real estate in China and benefitted from the rally in the broader market as well as a sharp recovery in retail sales in its malls (+30% through April 2017) which led to rental income growth of 11% year over year (YoY). Further support came from management increasing the dividend payout ratio from 28% to 30%.

•	CIFI Holdings is a mid-sized Chinese developer focusing on tier 1 and 2 cities. The shares rallied with the overall market but its strong sell through rate (47% through April 2017) led to expectations of a raise in guidance while its higher margins and return on equity (RoE) relative to peers further underpinned its outperformance.

•	KWG Property is a Pearl River Delta based Chinese property owner and developer focusing on tier one markets. The shares rallied along with the overall market but it was the market’s belief in management’s 26% increase in sales guidance and the payment of a special dividend which drove the outperformance.

The top five negative contributors to the Fund’s absolute performance for the period ended April 30, 2017 based on contribution to total return were Fibra Uno, Bumi Serpong, China Vanke, Lippo Cikarang and Pakwon Jati.

•	Fibra Uno is the largest Mexican Fibra (REIT equivalent) holding a diversified portfolio of assets across Mexico. Management has put together a high quality portfolio with solid operating metrics and a robust acquisition/development pipeline which has the shares trading at a premium to its NAV. However going forward investors remain cautious as to management’s ability to source accretive deals and drive value creation on share-based acquisitions. Additionally the company’s distribution growth and funds from operations (FFO) yield have lagged peers recently.

•	Bumi Serpong is an Indonesian township developer. The residential market overall is still experiencing weak demand, which was reflected in the company’s muted launch schedule and marketing sales performance to date. Indonesian shares in general were under short term pressure from the overhang from the Jakarta gubernatorial elections in February and April.

•	China Vanke is one of the largest developers in China. Weakness in the shares has been primarily driven by uncertainty surrounding the ownership and management structure of the company as a number of life insurance companies and some other Chinese developers have taken meaningful stakes in the company. Uncertainty over the ownership prompted a downgrade from S&P. Shenzhen Metro Group, one of the company’s largest shareholders, has recently consolidated its position through the purchase of Evergrande’s holdings which should help to resolve concerns over the splintered ownership structure.

•	Lippo Cikarang is a residential and industrial land developer in Indonesia. Indonesian shares in general were under short term pressure from the overhang from the Jakarta gubernatorial elections in February and April. However, LPCK has underperformed the sector due to disappointing sales and potential oversupply in select sub-markets. We remain constructive on the company as it is trading at a significant discount to replacement cost.

Alpine Emerging Markets Real Estate Fund (Continued)

•	Pakwon Jati,is a mixed-use developer and landlord in Indonesia targeting residential and malls. Indonesian shares in general were under short term pressure from the overhang from the Jakarta gubernatorial elections in February and April but the company underperformed due to expectations for lagging earnings growth in 2017 due to slower than expected revenue recognition and a one-off penalty paid for the early redemption of a bond.

Outlook

As we look beyond the largely symbolic 100-day assessment period of the new Trump administration markets appear to be consolidating gains from the global reflation trade which began as rates bottomed in the summer of 2016 but caught a “massive and huge” tailwind from the Trump election and renewed cyclical momentum in China. Risk appetite appears to have crested for the moment in the face of mixed messages for growth prospects from the hard versus soft economic indicators, and perhaps most significantly an ongoing reevaluation of the ability of the U.S. to enact fiscal stimulus, tax reform, infrastructure and deregulation in a timely manner. So which economies could be best positioned to drive the next leg of the global reflation trade? Where does the Fed’s dot plot go from here? What risk could higher bond yields pose to the global economy? These are just a few of the questions that remain top of mind for all investors as we continue to climb a wall of worry comprised of political and policy uncertainties, the slope and velocity of growth and inflation, and the lurking threats of myriad geopolitical crises.

Broadly speaking, we see cause for guarded optimism as the global growth environment appears more balanced than it has in recent memory. A pro-growth agenda, reflationary policies and a measured tightening of interest rates have generally been supportive for real estate returns on an historical basis, however, political uncertainties and a maturing cycle amplify downside risks. Emerging markets lagged the reflation trade in fourth quarter 2016 but have since recovered from low valuations and have been supported by an improving earnings profile. A growing U.S. economy has historically been a positive for developing markets absent trade protectionism and a sharp overshoot in rates and/or currencies. But China remains the lynchpin for a sustainable re-rating across EM assets.

In China, the government’s intervention revitalized cyclical momentum in its economy, providing much of the heavy lifting for the global reflation trade. Indeed, nominal gross domestic product (GDP) growth in China accelerated from 9.6% YoY in Q4 2016 to 11.8% YoY in

Q1 2017. While uncertainties remain regarding the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC) we remain firmly of the view that slowdowns in China are based on policy shifts not sharp decelerations in demand. The U.S. government stepped back its threat of labeling China a currency manipulator and with tensions rising in North Korea it’s imperative that relations between the U.S. and China are guided by political pragmatism. Periodic volatility in the growth outlook for China could reverberate through global markets and remains one of the dominant drivers of macro instability, particularly with respect to EMs. In the run up to the critical National Congress in fourth quarter 2017 (held every five years) the current Chinese government will want to do everything in its power to ensure political and economic status quo which should help it to consolidate its power and provide leverage to shape the Politburo Standing Committee. As such, we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures

Another key variable in the EM equation is the direction of global rates. While we believe global monetary policy will remain extremely accommodative there seems to be greater scope for divergence among central banks since quantitative easing (QE) regimes were initiated in response to the financial crisis. The Fed increased rates at both its December and March meeting and markets are currently pricing in one to two increases for the remainder of 2017. However, until there is greater visibility on the new administration’s fiscal agenda it is difficult to say with any conviction where U.S. rates might settle. Adding further uncertainty into the equation are Fed Chair Yellen’s comments regarding shrinking the central bank’s $4.5 trillion balance sheet. The challenge is not exclusively a question of magnitude and pace of the drawdown, but how the Treasury aims to cope with a funding gap as the Fed unwinds $2.5 trillion in government securities. If not handled well, the read through to bond yields and mortgage rates could heighten volatility. The Bank of Japan (BoJ) is expected to stay the course in its battle against deflation and to augment its current approach with further fiscal initiatives. While its commitment to the official JGB buying target of JPY80 trillion (approximately $72 billion USD) per annum could be weakening we still believe Kuroda, the Governor of the Bank of Japan, when he says that only an extended overshoot of his 2% consumer price index (CPI) target would trigger policy tightening. We are nowhere near that level. So this leaves all eyes on the tone and tenor of the European Central Bank (ECB) as Mario Draghi, President of the ECB, finds himself

Alpine Emerging Markets Real Estate Fund (Continued)

occupying the middle ground between the Fed’s tightening impulse and the BoJ’s policy stance. Current market talk is rife with uneasiness regarding the ECB reducing its monthly asset purchases into 2018 and what this policy shift could ultimately mean for bond yields, especially in Spain and Italy.

On balance we generally remain sanguine about the rate cycle for now for two main reasons: we believe that global rates should remain accommodative for the medium term based on the trajectory of expected inflation and the relatively tight trading range for the U.S.D. Secondly, we do not interpret moderate rate increases as harmful to a recovery but as a symptom of growth. Quantitative easing regimes, in place since the financial crisis, suggest a deficit in the growth outlook. The continuation of these policies almost a decade later should be the real concern for EMs, not measured moves by central banks to normalize the cost of capital.

In our view, the geopolitical landscape collectively represents one of the most significant pressures to our outlook as equity markets have become increasingly more phlegmatic about political risks over time. The nuclear aspirations of North Korea and the war in Syria could pose existential threats to nearby regions. The Temer government coalition in Brazil is hanging by a thread after the most recent scandal placing the reform agenda and the viability of Temer’s administration very much in question. The constitutional referendum in Turkey and the purge of cabinet members in South Africa reinforce autocratic ideals inconsistent with shareholder risk tolerance. In the U.K. and Europe uncertainty over the direction of Brexit could add to volatility in asset markets. Although the Netherlands and France have avoided electoral pitfalls, Germany and Italy might still present further challenges for the Eurozone outlook. The wall of worry could remain high.

And finally perhaps the biggest wild card in the outlook is that after 100 days of the new administration there are more questions than answers surrounding the potential for a sea change in the U.S. Foremost among them being to what extent does the current administration’s inability to drive legislation undermine its domestic agenda? Where could investors ultimately calibrate their expectations for the President’s ability to overcome the ideological divisions within his own administration, then cobble together consensus in the Republican Party and finally reach out to enough Democrats to enact meaningful legislation? For the time being the economic agenda appears to be languishing and there seems to be a narrowing path for the new administration to enact any meaningful legislation in advance of the August recess.

In the current environment, differentiation – whether in markets, asset types or growth models – should remain a dominant theme in Alpine’s portfolio construction methodology. Accordingly, important indicators for our assessment of EM opportunities include: evidence of an inflection in earnings, supply/demand dynamics in asset markets, volatility of commodity prices, potential trade tensions, the relative vulnerability to credit dislocations, and the success of implementation of structural reforms. Over the medium-term, many EM economies could underpin the ongoing recovery in global growth. As the developing countries strive to become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could increase substantially in absolute terms as more companies come public and eventually even surpass developed markets in terms of market capitalization. At the same time we expect growth differentials between EMs and developed markets to stabilize gradually, which could support a structural reallocation to EM equities. Dispersion of EM real estate equity returns across geographies and asset types could remain elevated, which is consistent with Alpine’s long-term view that the current macroeconomic climate could provide attractive opportunities for active management and stock selection. Ultimately, we could expect the drivers reinforcing the broader EM narrative in general and real estate equities specifically such as urbanization trends, demographics and the growth of the aspirational middle class to support a sustainable upward trend in demand over the long term.

We thank our shareholders for their support and look forward to opportunities to come.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Portfolio Managers

Alpine Emerging Markets Real Estate Fund (Continued)

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not representative of the fund’s future performance.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Additionally, the Fund is subject to the risks specific to investing in China. China is an emerging market and demonstrates significantly higher volatility form time to time in comparison to developed markets.

Alpine Emerging Markets Real Estate Fund (Continued)

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations

Alpine Emerging Markets Real Estate Fund (Continued)

in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Global Infrastructure Fund — Institutional Class	11.98%	13.43%	3.84%	9.17%	13.70%
Alpine Global Infrastructure Fund — Class A (Without Load)	11.86%	13.16%	3.58%	8.90%	10.85%
Alpine Global Infrastructure Fund — Class A (With Load)	5.72%	6.94%	1.65%	7.67%	9.68%
S&P Global Infrastructure Index	8.35%	11.01%	4.25%	8.23%	9.26%
MSCI All Country World Index	11.76%	15.14%	5.29%	8.96%	10.37%
Lipper Global Infrastructure Funds Average(3)	7.83%	10.13%	3.68%	8.31%	10.49%
Lipper Global Infrastructure Funds Ranking(3)	N/A(4)	8/89	32/67	18/49	1/22
Gross Expense Ratio (Institutional Class): 1.29%(5)
Net Expense Ratio (Institutional Class): 1.21%(5)
Gross Expense Ratio (Class A): 1.54%(5)
Net Expense Ratio (Class A): 1.46%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Infrastructure Funds Average is an average of funds that limit their investments to a specific industry (e.g., transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Global Infrastructure Index, MSCI All Country World Index and the Lipper Global Infrastructure Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Infrastructure Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Infrastructure Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefited significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers. There is no assurance that the Fund can replicate this performance in the future. Additionally, there is no guarantee that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Infrastructure Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Cosan Logistica SA	3.13%
2.	Ferrovial SA	2.66%
3.	Cellnex Telecom SAU	2.54%
4.	Veolia Environnement SA	2.45%
5.	T-Mobile U.S., Inc.	2.42%
6.	American Tower Corp.	2.27%
7.	Canadian Pacific Railway, Ltd.	2.24%
8.	Crown Castle International Corp.	2.22%
9.	Enbridge, Inc.	2.20%
10.	East Japan Railway Co.	2.15%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Infrastructure Fund (Continued)

Commentary

Dear Shareholders:

For the six month period ended April 30, 2017, the Alpine Global Infrastructure Fund generated a total return of 11.98% versus the S&P Global Infrastructure Index (the “benchmark”) which had a total return of 8.35%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Economic Analysis

Stock markets across the world continued their relentless rally in the six month period ended April 30, 2017, fueled by a synchronized global recovery in corporate earnings and tailwinds from continued accommodative monetary policy across most major regions. A significant portion of this performance was realized in the weeks following the U.S. presidential election. The so-called “Trump trade” was evident in the strong performance of financial stocks, with the S&P 500® Financials Index returning 20.30% in the six month period. Industrials stocks also benefited from Trump’s pledge to spend $1 trillion on infrastructure during his campaign. The consequent rise in interest rates, illustrated by the U.S. 10 year Treasury Rate’s spike from 1.83% to 2.28% during the period, cooled investor interest for “bond proxies,” with the S&P 500® Telecommunication Services Index returning just 4.02% in the period.

Over in Europe the euphoria was palpable, with the MSCI Europe Index outpacing the S&P 500 Index, gaining 15.00% in U.S. Dollars, versus the latter’s 13.32%, as the Markit Eurozone Manufacturing Purchasing Managers Index (PMI) reported an 8th consecutive monthly increase, ending at 56.7 in April 2017. Investors grew sanguine over the prospect that pro-business candidate Emmanuel Macron would prevail in the May 2017 French presidential election.

Emerging markets (EM) were more of a mixed bag, on the other hand. The Ibovespa Brasil Sao Paulo Stock Exchange Index was up just 0.68% in U.S. Dollars, consolidating its impressive gains from the previous year. The Shanghai Stock Exchange Composite Index posted a -0.02% return in U.S. dollars as the People’s Bank of China (PBOC) began to shift away from easy monetary policy to rein in asset prices and inflation. All was not gloomy in EM markets, however; for instance, the Russian MICEX Index returned 13.81% in U.S. Dollars, fueled by hopes that relations between Russia and the United States would improve.

Portfolio Analysis

On a relative basis, the Fund outperformed in the “Other” sector. The “Other” sector consists of companies that we own that are not classified in one of our five infrastructure sectors. These companies include social infrastructure such as private correctional facilities (see below for the reasons these stocks outperformed). The transportation sector was the worst performing sector in the Fund. We were underweight in this sector and the companies that we own within this sector slightly underperformed the S&P Global Infrastructure Index.

We believe that the urbanization of emerging market countries will be an important driver of infrastructure development and spending. During the period, the Fund’s exposure to emerging markets continues to be overweight as compared to the benchmark.

The top five stocks contributing to the Fund’s absolute performance for the 6-month period ended April 30, 2017, based on contribution to total return were Cosan Logistica, GEO Group, CoreCivic, T-Mobile and NRG Energy:

•	Cosan Logistica is a holding company whose sole asset is shares of Rumo, a railway concession operator in Brazil, hence share performance correlates strongly with Rumo. The shares rallied as the company executed on its strategy of improved operating performance and gained market share at the port of Santos. The stock currently trades at a significant discount to its net asset value.

•	GEO Group and CoreCivic are U.S. private corrections facility operators. Both stocks underperformed ahead of the U.S. Presidential election in November as investors feared a new administration would deemphasize, or phase out, private corrections facilities. The stocks rebounded post-election as the incoming administration was not expected to take a hard stance on the issue.

•	T-Mobile is a U.S. wireless communications company. The company continued to build operating momentum capturing the largest net share of recent market growth. Market speculation over industry consolidation also increased as the broadcast spectrum auction ended.

•	NRG Energy is an independent power producer in the United States. NRG outperformed after two activist investors took stakes in the company and

Alpine Global Infrastructure Fund (Continued)

gained seats on the board of directors. Investors increased expectations for potential asset sales and operating cost savings.

The bottom five stocks contributing to the Fund’s absolute performance for the 6-month period ended April 30, 2017, based on contribution to total return were Grana y Montero, NOS, Veolia Environment, Companhia de Sandeamento Basico do Estado de Sao Paulo and Promotora y Operadora de Infraestructura:

•	Grana y Montero (Grana) is a Peruvian construction company. Grana and Odebrecht, a Brazilian construction company, were partners in several projects. Odebrecht is accused of bribing government officials to win projects. The press speculated that the management of Grana was aware of these bribes. Subsequent to April 30, 2017, we have completely liquidated our position in the company.

•	NOS is a telecommunications company in Portugal. Despite good key performance indicators and improving market fundamentals, the company disappointed investors with higher than expected near-term capital expenditure. Investors had expected higher free cash flow and faster dividend growth.

•	Veolia Environment is a global waste and water utility company. Political uncertainty and weak economic activity in France were the primary drags on the company’s business. This culminated in the reduction of long-term sales guidance which drove the stock’s underperformance. We viewed the weakness in the shares as overdone and added to our holdings during the period.

•	Companhia de Sandeamento Basico do Estado de Sao Paulo (SABESP) is a water utility company in Brazil. The shares underperformed on weak third quarter operating results in 2016, in addition to concerns over the company’s U.S. Dollar-denominated debt exposure and its ongoing regulatory review. Subsequent to April 30, 2017, we have completely liquidated our position in the company.

•	Promotora y Operadora de Infraestructura (Pinfra) is a road concession company in Mexico. Following the U.S. election last November, the shares declined as investors feared a withdrawal from the North American Free Trade Agreement (NAFTA) would weaken the Mexican economy. We believe Pinfra continues to be well positioned with its solid balance sheet to capture new opportunities.

Summary and Outlook

As we look towards the balance of 2017, we see reasons for cautious optimism. One by one we are seeing purchasing managers’ indices (PMI) across most major regions inflect positively. Some of the more notable improvements have been seen in France, where the PMI has improved from 48.0 in April 2016 to 55.1 in April 2017, in Japan where the PMI has surged from 47.7 to 52.7, and in Brazil where the PMI has moved from 41.6 to 50.1. While these indicators may prove to be overheated, based more on optimism over future prospects than on current macroeconomic conditions, we believe the positive tone in the global stock market is well supported by fundamentals.

That said, there are still plenty of reasons for caution; despite Republican control of both houses of Congress, President Trump has so far been unable to succeed on his, and the party’s longtime promise to repeal Obamacare, leading some to question the ability of this administration to push forward federal tax reform and infrastructure stimulus. The U.S. stock market’s strong move since the election is arguably at least partly driven by expectations that these stimuli will be implemented successfully.

In Europe, with multiple hotly contested elections, uncertainty is still fairly high, but we like the combination of an improving macroeconomic backdrop and an arguably discounted valuation relative to the U.S. market. We have continued to hedge a portion of our Euro currency exposure during the period to partially help offset the Euro’s impact on the value of the Fund’s Euro-denominated holdings.

The Asia-Pacific region is more of a mixed bag. In China, interest rates are now rising, as evidenced by the rising 3-month interbank interest rates (SHIBOR), suggesting a tightening credit environment. Due to the uncertainty of the Chinese Renminbi, we have hedged our exposure to the Hong Kong Dollar to help protect the Fund against a devaluation of the currency. The Japanese economy remains one of the weaker parts of the region, with demographic headwinds and stubbornly low inflation and wage growth leaving the outlook there a bit more muted. However there are some green shoots, particularly the recent strengthening of the Japan Manufacturing Purchasing Managers’ Index (PMI).

The elections in the United States put a renewed focus on infrastructure. President Trump mentioned infrastructure as a top priority in his acceptance speech, and he appears to believe that the country needs to rebuild its infrastructure and use the rebuilding as part of a fiscal stimulus for the economy. At this time it is unclear the total dollar amount of the infrastructure spending or

Alpine Global Infrastructure Fund (Continued)

how it will be funded. But in President Trump’s proposal, he made it clear that he wants the private sector to be involved in the spending on infrastructure through public-private-partnerships, incentivizing private investment through tax credits.

Infrastructure was not only a focus on a national level, but also at the city and state level, as several infrastructure spending initiatives were included on local ballots. In Los Angeles, voters agreed to a half-cent sales tax increase to fund $120 billion in transportation infrastructure over the next forty years. In Seattle, voters passed a $54 billion proposal to expand public transportation across the region. Overall, at least 30 local or state ballot measures on public transportation have passed.

In its 2017 report card on the condition of the United Sates’ infrastructure, the American Society of Civil Engineers (ASCE) gave a D+ rating as an overall grade. The rails were the only sector that received a grade above a C+. The majority of the rail freight infrastructure is privately owned. The aviation sector received a grade of a D. The report stated “it is expected that 24 out of the top 30 major airports may soon experience Thanksgiving-peak traffic volume at least one day every week.” The ASCE quantified the infrastructure funding gap of over $2 trillion from 2016 to 2025.

We believe the Fund should be well positioned to take advantage of any increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living and population growth can propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications. We appreciate your trust and investment in the Fund.

Sincerely,

Joshua E. Duitz
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not

Alpine Global Infrastructure Fund (Continued)

participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Infrastructure-Related Investment Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase

Alpine Global Infrastructure Fund (Continued)

the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Global Realty Growth & Income Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	Since Inception (11/3/2015)(1)(2)
Global Realty Growth & Income Fund — Institutional Class	4.64%	0.38%	1.25%
FTSE EPRA/NAREIT Global Index	4.28%	4.10%	5.09%
Lipper Global Real Estate Funds Average	3.57%	2.57%	1.09%
Lipper Global Real Estate Funds Ranking	N/A(3)	139/181	168/173
Gross Expense Ratio (Institutional Class): 2.42%(4)
Net Expense Ratio (Institutional Class): 1.35%(4)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2015.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Global Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Global Realty Growth & Income Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Realty Growth & Income Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Realty Growth & Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Simon Property Group, Inc.	3.89%
2.	Prologis, Inc.	3.20%
3.	Boston Properties, Inc.	2.24%
4.	Mitsui Fudosan Co., Ltd.	1.94%
5.	Unibail-Rodamco SE	1.93%
6.	ADO Properties SA	1.80%
7.	SL Green Realty Corp.	1.65%
8.	Public Storage	1.64%
9.	AvalonBay Communities, Inc.	1.64%
10.	Starwood Property Trust, Inc.	1.56%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Realty Growth & Income Fund (Continued)

Commentary

Dear Shareholders:

We present the Semi-Annual report for the Alpine Global Realty Growth & Income Fund (ARIGX) for the six month period ended April 30, 2017. The net asset value per share was $9.76, which, in combination with its quarterly distributions, produced a total return of 4.64% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Global Index of 4.28% over the six month period.

Performance Drivers

The Semi-Annual period kicked off a week before Trump’s unexpected election victory and ended as the clock was winding down on his first one hundred days in office. Over those six months, global real estate equity returns underperformed the broader market by a wide margin but exhibited a degree of resilience in the face of a series of geopolitical shocks, mounting macroeconomic uncertainties and the imminent threat of Federal Reserve (Fed) action. The Trump election immediately ignited expectations for an expansionary fiscal policy which set off a backing up of global yields as the reflationary impulse drove a reflexive sell off of bond proxies including real estate investment trusts (REITs). The dramatic sell off of the so-called interest rate sensitive sectors proved to be short lived and offered a good opportunity for active managers to accumulate oversold stocks. There were further headwinds on the horizon as the Fed hiked rates in December and March, but shares continued to grind out positive returns. Underpinning performance during the period was the reflation trade, particularly in emerging Asia, driven by resurging cyclical momentum in China. This was offset modestly toward the end of the period as increasing political noise and legislative defeats tempered market sentiment for a near-term payoff from the Trump trade.

At the country level, the U.S. REIT sector as a whole significantly lagged the broad market as expectations for a steepening yield curve continued to present a headwind for the group as the 10-year Treasury yield shifted from 1.83% to 2.28% on a sequential basis. However there was notable dispersion of returns as sectors exhibiting pricing power, such as data centers, outperformed those sectors experiencing concerns over backfilling vacant space, leasing spreads and pressure on cap rates, such as malls and strip centers. Retail store closings dominated headlines, which added further pressure to the mall and shopping center stocks. In Japan, the developers and Japan REITs (JREITs) lagged the market as uncertainty over Bank of Japan (BoJ) policy, an appreciating yen and fading tailwinds on the reflation trade weighed on the shares. The FTSE EPRA/NAREIT Developed Europe Index saw strong absolute returns but underperformed on a relative basis primarily due to the strength of financials across many of the broader indices, the lack of visibility on Brexit negotiations and concerns over election outcomes, most importantly in France. Once again there was notable dispersion at the country level with Sweden and the U.K. outperforming versus relative weakness in France and Germany. In the U.K., the real estate securities posted an impressive rally toward the end of the period, easily eclipsing the more-than respectable performance of the broad index. Coming up on the one-year anniversary of the historic Brexit vote, there are still few signs of stress in the London commercial market. In fact recent transactions such as the sale of Facebook’s headquarters (Rathbone Square) and the sale of the Cheesegrater (the Leadenhall building) have been supportive of valuations and have prompted a spate of special dividend payments from the proceeds. Yields appear to have stabilized and occupier demand has underpinned resilient top line rental values, however incentives are increasing while lease durations and break year options are coming in. Nonetheless Brexit risks remain front and center and share volatility could swing based on sentiment toward the negotiations and any news of financial sector tenants shifting personnel out of London. The Australian REIT (AREIT) market was resilient yet underperformed the broader market as it too was a casualty of the threat of the back up in interest rates. Finally, emerging market (EM) real estate saw strong overall results despite expectations for further rate hikes from the Fed, fears over protectionist trade policies from the Trump administration and geopolitical tensions ramping up in North Korea, Brazil, Turkey and the Middle East.

Portfolio Overview

In aggregate the top ten holdings represented 21.26% of the portfolio as of the period ended April 30, 2017, versus 24.8% as of the fiscal year ended October 31, 2016. In the U.S. the multifamily REIT Essex and the mall REIT General Growth dropped out of the top ten, as well as the Japanese asset manager Ichigo and property developer Mitsubishi Estate. They were replaced by U.S. REIT names Public Storage, AvalonBay, Starwood Property Trust and SL Green. During the period, the Fund initiated positions primarily in Europe and the U.K. with the addition of Aroundtown Property, Patrizia and WCM in Germany as

Alpine Global Realty Growth & Income Fund (Continued)

well as St. Modwen and Purplebricks in the U.K. Other European additions include Axiare in Spain and Kaufman et Broad in France. The Fund was overweight in developed markets versus emerging markets (EM), but did establish a position in Brazil. The Fund’s largest absolute exposure by a wide margin was to the U.S., followed by the allocations to Japan and Australia. Notable overweight country exposures in the Fund included Spain, Ireland and Mexico, while carried underweight positions included Canada, Hong Kong and South Africa. The Fund maintained a modest cash balance and hedged its exposure to the euro, pound and Hong Kong dollar during the period.

Top Contributors

The top five contributors to the Fund’s absolute returns over the period under discussion were CoreSite Realty, Global Logistic Properties (GLP), DuPont Fabros, NorthStar Realty Europe and Hispania.

•	CoreSite Realty is an owner, operator and developer of data centers in the US. Fundamentals across the group continue to show strong secular trends. The company’s recent results exceeded expectations and management raised its funds from operations (FFO)/share guidance at the midpoint to reflect strong leasing volumes and rents, as well as lower rental churn.

•	GLP, is a Singapore-based owner, developer and manager of logistics assets in China, Japan, Brazil and the US. The company is in the midst of evaluating at least three potential buyout bids from Blackstone, Warburg Pincus and a management-led consortium, which has narrowed the discount to NAV significantly.

•	DuPont Fabros is a U.S.-based REIT specializing in developing, owning and operating wholesale data centers. Fundamentals for the group overall are robust. While guidance was reduced at the midpoint due to an expected equity raise the company offered strong top line and FFO growth mixed with a robust pace of leasing and a strong development pipeline.

•	NorthStar Realty Europe is a NYSE-listed REIT focused on office and retail assets across Europe and the U.K. Early signs of recovery across Europe and a muted impact of Brexit on capital values underpinned share performance during the period. Rental growth outpaced inflation and an attractive dividend provided further support.

•	Hispania Activos Immobiliarios, is a Spanish SOCIMI (REIT equivalent) investing in hotels, offices and residential. After a strategic review management announced an ambitious asset disposal program followed by cash distributions ultimately resulting in a pure hotel platform by 2020. These initiatives, along with further investments in its hotel assets, have realized significant shareholder value and led to a narrowing of its NAV discount.

The top five negative contributors to the Fund’s performance during the period were primarily affected by its Japan exposure and the weighting to U.S. retail REITS including: Ichigo, Simon Property Group, Invincible Investment, Kimco and General Growth.

•	Ichigo is an asset manager in Japan. Share performance was weak as management conservatively guided for its first profit decline in six years due to temporary delays in asset sales to its Japan REIT (JREITs) and infrastructure fund. Its underlying asset management business appears to be able to continue to grow and Ichigo potentially can support through buybacks and cash dividends.

•	Simon Property Group, a U.S. REIT, is one of the largest owners and operators of malls and premium outlets globally. On the ground metrics, such as sales per square foot, base minimum rents and leasing spreads, remain in respectable territory, however a challenging retail environment, viz, increasing level of highly visible retail bankruptcies and conventional wisdom promoting the narrative of the death of brick and mortar retail, has indiscriminately brought the entire sector down.

•	Invincible Investment is a JREIT focused primarily in hotel and residential assets. The shares have underperformed due to weakening sentiment for hotel operating metrics and caution over the outlook for increased supply. The company issued equity in the period to acquire more residential assets. A high relative dividend yield and the potential for share buybacks could help to narrow the NAV discount over the medium term.

•	Kimco, is a U.S. REIT which develops, owns and operates shopping centers. Operating fundamentals in the portfolio remain stable, management is progressing on balance sheet initiatives and their efforts to streamline the business, however a challenging retail environment, viz, increasing level of highly visible retail bankruptcies and conventional wisdom promoting the narrative of the death of brick and mortar retail, has weighed on the sector.

•	General Growth, a U.S. REIT, is the second largest mall operator in the US. It too fell prey to the sell off

Alpine Global Realty Growth & Income Fund (Continued)

across retail REITs as the disconnect between public and private market values widened. On a recent earnings call management discussed exploring strategic alternatives to narrow its NAV discount, including an outright sale of the company. Brookfield Asset Management is the company’s largest shareholder at 29%.

Outlook

As we look beyond the largely symbolic 100-day assessment period of the new Trump administration markets appear to be consolidating gains from the global reflation trade which began as rates bottomed in the summer of 2016 but caught a “massive and huge” tailwind from the Trump election and renewed cyclical momentum in China. Risk appetite appears to have crested for the moment in the face of mixed messages for growth prospects from the hard versus soft economic indicators, and perhaps most significantly an ongoing reevaluation of the ability of the U.S. to enact fiscal stimulus, tax reform, infrastructure and deregulation in a timely manner. So which economies could be best positioned to drive the next leg of the global reflation trade? Where does the Fed’s dot plot go from here? What risk could higher bond yields pose to the global economy? These are just a few of the questions that remain top of mind for all investors as we continue to climb a wall of worry comprised of political and policy uncertainties, the constantly evolving trends for growth and inflation, as well as a diverse array of potential geopolitical threats.

Broadly speaking, we see cause for guarded optimism as the global growth environment appears more balanced than it has in recent memory. A pro-growth agenda, reflationary policies and a measured tightening of interest rates have generally been supportive for real estate returns on an historical basis, however, political uncertainties and a maturing cycle amplify downside risks. In the U.S. REIT market, we expect a widening differentiation of operating data but an overall healthy (but peaking) same-store rental outlook supporting net operating income (NOI) growth in 2017. There are developing signs of cyclical momentum in European markets and the risk premia associated with political outcomes appear to be narrowing. Japan has clearly underperformed but we believe that it’s only a matter of time before equities returns reflect strong underlying fundamentals and robust transaction levels in the physical market. To this point, first quarter 2017 transaction volumes in Japan rose by 51% year over year (YoY) with acquisitions by overseas investors rising 3.7 times from first quarter 2016 levels according to CBRE.

Emerging markets lagged the reflation trade in Q4 2016 but have since recovered from low valuations and have been supported by an improving earnings profile. A growing U.S. economy has historically been a positive for developing markets absent trade protectionism and a sharp overshoot in rates and/or currencies.

While we believe global monetary policy will remain extremely accommodative there seems to be greater scope for divergence among central banks since quantitative easing (QE) regimes were initiated in response to the financial crisis. The Fed increased rates at both its December and March meetings and markets are currently pricing in one to two increases for the remainder of 2017. However, until there is greater visibility on the new administration’s fiscal agenda it is difficult to say with any conviction where U.S. rates might settle. Adding further uncertainty into the equation are Fed Chair Yellen’s comments regarding shrinking the central bank’s $4.5 trillion balance sheet. The challenge is not exclusively a question of magnitude and pace of the drawdown, but how the Treasury aims to cope with a funding gap as the Fed unwinds $2.5 trillion in government securities. If not handled well, the read through to bond yields and mortgage rates could heighten volatility. The BoJ is expected to stay the course in its battle against deflation and to augment its current approach with further fiscal initiatives. While its commitment to the official Japanese Government Bond (JGB) buying target of JPY80 trillion (approximately $72 billion USD) per annum could be weakening we still believe Kuroda, the Governor of the Bank of Japan, when he says that only an extended overshoot of his 2% consumer price index (CPI) target would trigger policy tightening. We are nowhere near that level. So this leaves all eyes on the tone and tenor of the European Central Bank (ECB) as Mario Draghi, President of the European Central Bank, finds himself occupying the middle ground between the Fed’s tightening impulse and the BoJ’s policy stance. Current market talk is rife with uneasiness regarding the ECB reducing its monthly asset purchases into 2018 and what this policy shift could ultimately mean for bond yields, especially in Spain and Italy.

In China, the government’s intervention revitalized cyclical momentum in its economy, providing much of the heavy lifting for the global reflation trade. Indeed, nominal gross domestic product (GDP) growth in China accelerated from 9.6% YoY in fourth quarter 2016 to 11.8% YoY in first quarter 2017. While uncertainties remain regarding the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC) we remain firmly of the view that slowdowns in China are based on policy shifts not sharp

Alpine Global Realty Growth & Income Fund (Continued)

decelerations in demand. The U.S. government stepped back its threat of labeling China a currency manipulator and with tensions rising in North Korea it’s imperative that relations between the U.S. and China are guided by political pragmatism. Periodic volatility in the growth outlook for China could reverberate through global markets and remains one of the dominant drivers of macro instability, particularly with respect to EMs. In the run up to the critical National Congress in fourth quarter 2017 (held every five years) the current Chinese government will want to do everything in its power to ensure political and economic status quo which should help it to consolidate its power and provide leverage to shape the Politburo Standing Committee. As such, we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

It remains our expectation that there will likely be wide dispersion and volatility of returns by sector and geography, making this an attractive environment for active management. We have outlined frequently in our discussions with shareholders that at this point in the cycle the drivers for real estate have clearly shifted away from cap rate compression toward growth prospects. A strong fiscal impulse and reflationary backdrop could provide a tailwind for this view and reinforce our long-held preference for companies with attractive valuations, good visibility of cash flow and a history of growing dividends. As such we maintain our bias for markets and asset types with favorable supply/demand dynamics supporting rising net absorption trends as well as heightened rental tension. Another noteworthy investment theme for global real estate could likely come from mergers & acquisitions (M&A) – as divergent valuations, cheap financing and the market’s emphasis on growth could drive consolidation.

In our view, the geopolitical landscape collectively represents one of the most significant pressures to our outlook as equity markets have become increasingly more phlegmatic about political risks over time. The nuclear aspirations of North Korea and the war in Syria could pose existential threats to nearby regions. The Temer government coalition in Brazil is hanging by a thread after the most recent scandal placing the reform agenda and the viability of Temer’s administration very much in question. The constitutional referendum in Turkey and the purge of cabinet members in South Africa reinforce autocratic ideals inconsistent with shareholder risk tolerance. In the U.K. and Europe uncertainty over the direction of Brexit could add to volatility in asset markets. Although the Netherlands and France have avoided electoral pitfalls, Germany and Italy might still present further challenges for the Eurozone outlook. The list is big and continues growing.

And finally perhaps the biggest wild card in the outlook is that after 100 days of the new administration there are more questions than answers surrounding the potential for a sea change in the US. Foremost among them being to what extent does the current administration’s inability to drive legislation undermine its domestic agenda? Where could investors ultimately calibrate their expectations for the President’s ability to overcome the ideological divisions within his own administration, then cobble together consensus in the Republican Party and finally reach out to enough Democrats to enact meaningful legislation? For the time being the economic agenda appears to be languishing and there seems to be a narrowing path for the new administration to enact any meaningful legislation in advance of the August recess.

In this fluid environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income distribution potential.

Thank you for your interest and support.

Sincerely,

Joel E.D. Wells
Bruce Ebnother
Portfolio Managers

Alpine Global Realty Growth & Income Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or

Alpine Global Realty Growth & Income Fund (Continued)

financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed

Alpine Global Realty Growth & Income Fund (Continued)

internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Valuation Risk – The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—92.2%
Asia—39.5%
China—3.3%
305,000	China Overseas Land & Investment, Ltd.	$886,178
428,261	China Resources Land, Ltd.	1,189,254
342,000	Guangzhou R&F Properties Co., Ltd.—Class H	575,983
625,000	Longfor Properties Co., Ltd.	1,083,135
		3,734,550
India—13.1%
2,099,872	DB Realty, Ltd. (a)	1,537,447
1,000,000	DLF, Ltd.	2,886,678
2,290,373	Hirco PLC (a)(b)(c)	0
500,000	Housing Development & Infrastructure, Ltd. (a)	704,570
136,778	Kolte-Patil Developers, Ltd.	396,323
374,877	Prestige Estates Projects, Ltd.	1,373,811
178,276	Sobha, Ltd.	1,028,142
2,000,000	South Asian Real Estate PLC (a)(b)(c)(d)	3,341,614
540,000	The Phoenix Mills, Ltd.	3,458,837
		14,727,422
Japan—16.9%
30,000	Aeon Mall Co., Ltd.	509,442
330,691	Hulic Co., Ltd.	3,114,829
1,200	Ichigo Hotel REIT Investment Corp.	1,170,128
800,000	Ichigo, Inc.	2,325,185
2,738	Invincible Investment Corp.	1,048,779
2,000	Japan Hotel REIT Investment Corp.	1,361,740
578,312	Kenedix, Inc.	2,666,538
86,725	Mitsui Fudosan Co., Ltd.	1,905,655
32,000	Open House Co., Ltd.	784,822
42,728	Resorttrust, Inc.	735,163
85,000	Seibu Holdings, Inc.	1,483,830
60,000	Shinoken Group Co., Ltd.	1,118,995
150,000	Takara Leben Co., Ltd.	705,091
		18,930,197
Philippines—1.5%
1,237,077	Ayala Land, Inc.	873,988
10,500,000	Megaworld Corp.	853,197
1	SM Prime Holdings, Inc.	1
		1,727,186
Singapore—2.7%
2,429,000	Banyan Tree Holdings, Ltd. (a)	930,119
1,001,420	Global Logistic Properties, Ltd.	2,064,266
		2,994,385
Thailand—0.4%
253,746	Central Pattana PCL	440,149
United Arab Emirates—1.6%
900,000	Emaar Properties PJSC	1,759,325
	Total Asia (Cost $71,152,199)	44,313,214
Shares	Security Description	Value

Europe—34.7%
France—5.2%
66,000	Accor SA	$3,008,395
20,526	Klepierre	805,817
37,901	Nexity SA	2,060,768
		5,874,980
Germany—4.5%
41,500	ADO Properties SA (e)	1,518,919
193,773	Aroundtown Property Holdings PLC	1,006,837
50,000	Dream Global Real Estate Investment Trust	362,624
47,030	PATRIZIA Immobilien AG (a)	927,771
58,548	TLG Immobilien AG	1,184,645
		5,000,796
Ireland—6.7%
757,791	Cairn Homes PLC (a)	1,291,847
798,000	Dalata Hotel Group PLC (a)	4,294,150
518,484	Green REIT PLC	770,931
866,666	Hibernia REIT PLC	1,203,675
		7,560,603
Italy—0.4%
55,737	COIMA RES SpA (e)	439,268
Netherlands—2.3%
35,000	InterXion Holding NV (a)	1,458,100
110,000	NSI NV	464,434
15,000	Wereldhave NV	690,834
		2,613,368
Poland—0.4%
100,000	Atrium European Real Estate, Ltd.	421,559
3,265,000	Nanette Real Estate Group NV (a)(b)(c)	0
		421,559
Spain—5.8%
10,851	Axiare Patrimonio SOCIMI SA	180,137
170,744	Hispania Activos Inmobiliarios Socimi SA	2,577,841
131,029	Lar Espana Real Estate Socimi SA	1,084,747
100,000	Melia Hotels International SA	1,484,715
100,000	Merlin Properties Socimi SA	1,183,524
		6,510,964
Sweden—1.6%
50,877	JM AB	1,791,003
United Kingdom—7.8%
100,000	Countryside Properties PLC (e)	349,445
1,254,024	IWG PLC	5,277,061
252,084	LondonMetric Property PLC	549,824
431,140	Purplebricks Group PLC (a)	1,648,712
200,000	St Modwen Properties PLC	946,791
		8,771,833
	Total Europe (Cost $33,205,495)	38,984,374

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—(continued)
North & South America—18.0%
Brazil—4.2%
220,535	Cyrela Commercial Properties SA Empreendimentos e Participacoes	$774,709
336,829	Direcional Engenharia SA	647,330
912,132	General Shopping Brasil SA (a)	1,692,619
155,394	Sao Carlos Empreendimentos e Participacoes SA	1,590,634
		4,705,292
Mexico—4.6%
500,000	Concentradora Fibra Hotelera Mexicana SA de CV	410,087
766,024	Corp. Inmobiliaria Vesta SAB de CV	1,077,506
1,000,979	Fibra Uno Administracion SA de CV	1,744,578
1,000,000	Grupo GICSA SA de CV (a)	643,816
1,257,643	Hoteles City Express SAB de CV (a)	1,293,368
		5,169,355
Shares	Security Description	Value

United States—9.2%
10,000	CyrusOne, Inc.	$546,400
40,000	DR Horton, Inc.	1,315,600
6,000	Equinix, Inc.	2,506,200
35,000	LGI Homes, Inc. (a)	1,114,050
75,000	NorthStar Realty Europe Corp.	872,250
225,000	TerraForm Power, Inc.—Class A (a)	2,832,750
50,000	William Lyon Homes—Class A (a)	1,100,000
		10,287,250
	Total North & South America (Cost $27,675,325)	20,161,897
	Total Common Stocks (Cost $132,033,019)	103,459,485

Principal Amount

Short-Term Investments—7.7%
$8,613,000	State Street Eurodollar Time Deposit, 0.09%	8,613,000
	Total Short-Term Investments (Cost $8,613,000)	8,613,000
Total Investments (Cost $140,646,019) (f)—99.9%		112,072,485
Other Assets in Excess of Liabilities—0.1%		84,081
TOTAL NET ASSETS 100.0%		$112,156,566

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 3.0% of the Fund’s net assets.

(d)	Private placement.

(e)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.1% of the Fund’s net assets.

(f)	See Note 8 for the cost of investments for federal tax purposes.

AB—Aktiebolag is the Swedish equivalent of a corporation.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited

PJSC—Public Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—103.5%
Apartments—16.4%
15,000	American Campus Communities, Inc.	$710,850
25,625	AvalonBay Communities, Inc. (a)	4,864,650
14,500	Camden Property Trust	1,193,785
68,360	Equity Residential (a)	4,414,689
23,165	Essex Property Trust, Inc. (a)	5,663,147
36,900	UDR, Inc.	1,377,846
		18,224,967
Diversified—5.2%
26,114	American Assets Trust, Inc. (a)	1,118,463
10,000	Forest City Realty Trust, Inc.—Class A	226,000
46,117	Vornado Realty Trust (a)	4,438,300
		5,782,763
Health Care—6.7%
16,887	HCP, Inc.	529,408
25,413	Omega Healthcare Investors, Inc.	838,629
27,344	Sabra Health Care REIT, Inc.	743,483
55,712	Ventas, Inc. (a)	3,566,125
24,803	Welltower, Inc.	1,771,926
		7,449,571
Lodging—3.1%
30,000	Ashford Hospitality Prime, Inc.	317,700
29,696	Chatham Lodging Trust	574,915
72,100	Host Hotels & Resorts, Inc.	1,294,195
29,214	Park Hotels & Resorts, Inc.	749,923
15,300	Pebblebrook Hotel Trust	455,328
		3,392,061
Manufactured Homes—2.1%
28,900	Equity LifeStyle Properties, Inc.	2,338,299
Mortgage & Finance—1.0%
50,000	Starwood Property Trust, Inc.	1,134,500
Net Lease—0.6%
9,012	EPR Properties	655,262
Office-Industrial Buildings—43.9%
47,028	Alexandria Real Estate Equities, Inc. (a)	5,291,120
49,611	Boston Properties, Inc.	6,280,753
36,171	CoreSite Realty Corp.	3,539,332
37,087	Cousins Properties, Inc.	314,869
29,169	CyrusOne, Inc.	1,593,794
50,000	Digital Realty Trust, Inc.	5,742,000
57,509	Douglas Emmett, Inc.	2,166,364
26,196	Duke Realty Corp.	726,415
38,852	DuPont Fabros Technology, Inc.	2,002,821
45,455	Empire State Realty Trust, Inc.—Class A	945,464
8,000	Equinix, Inc.	3,341,600
15,714	Hudson Pacific Properties, Inc.	539,933
38,773	Kilroy Realty Corp. (a)	2,734,660
18,708	Liberty Property Trust	758,984
Shares	Security Description	Value

Office-Industrial Buildings—(continued)
15,000	Mack-Cali Realty Corp.	$405,750
71,882	New York REIT, Inc.	685,754
35,608	Paramount Group, Inc.	583,971
89,400	Prologis, Inc.	4,864,254
35,000	SL Green Realty Corp. (a)	3,672,550
32,537	STAG Industrial, Inc.	857,675
51,058	Terreno Realty Corp.	1,576,671
		48,624,734
REIT - Infrastructure—2.0%
17,500	American Tower Corp.	2,203,950
Retail Centers—16.1%
42,191	CBL & Associates Properties, Inc.	390,267
25,075	DDR Corp.	271,061
12,100	Federal Realty Investment Trust (a)	1,583,769
76,000	GGP, Inc.	1,642,360
50,000	Kimco Realty Corp.	1,014,500
10,000	Regency Centers Corp.	631,800
49,295	Simon Property Group, Inc. (a)	8,146,492
19,106	Taubman Centers, Inc. (a)	1,195,080
30,928	The Macerich Co. (a)	1,930,835
23,058	Urban Edge Properties	587,979
15,130	Weingarten Realty Investors	495,810
		17,889,953
Single Family Home—0.4%
19,230	Invitation Homes, Inc. (b)	414,406
Storage—6.0%
17,500	Extra Space Storage, Inc.	1,321,775
12,000	National Storage Affiliates Trust	294,000
23,865	Public Storage (a)	4,996,854
		6,612,629
	Total Real Estate Investment Trusts (Cost $55,276,288)	114,723,095
Common Stocks—0.6%
Lodging—0.6%
7,200	Marriott International, Inc.—Class A	679,824
	Total Common Stocks (Cost $382,278)	679,824
Preferred Stocks—1.3%
Diversified—0.5%
22,167	Colony NorthStar, Inc.—Series B, 8.250%	567,254
Retail Centers—0.8%
37,843	CBL & Associates Properties, Inc.—Series D, 7.375%	883,634
	Total Preferred Stocks (Cost $1,166,419)	1,450,888
Total Investments (Cost $56,824,985) (c)—105.4%		116,853,807
Liabilities in Excess of Other Assets—(5.4)%		(5,951,666)
TOTAL NET ASSETS 100.0%		$110,902,141

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.

(b)	Non-income producing security.

(c)	See Note 8 for the cost of investments for federal tax purposes.

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—87.5%
Asia—60.2%
China—34.0%
25,000	CapitaLand Retail China Trust	$28,451
72,000	China Jinmao Holdings Group, Ltd.	23,326
110,000	China Overseas Grand Oceans Group, Ltd. (a)	56,426
60,000	China Overseas Land & Investment, Ltd.	174,330
81,357	China Resources Land, Ltd.	225,923
30,000	China State Construction International Holdings, Ltd.	54,459
33,000	China Vanke Co., Ltd.—Class H	83,748
271,000	CIFI Holdings Group Co., Ltd.	97,901
70,000	Fantasia Holdings Group Co., Ltd.	10,979
20,000	Greentown China Holdings, Ltd. (a)	19,233
35,000	Guangzhou R&F Properties Co., Ltd.—Class H	58,946
270,000	Joy City Property, Ltd.	42,348
100,000	KWG Property Holding, Ltd.	75,594
43,000	Logan Property Holdings Co., Ltd.	24,656
70,000	Longfor Properties Co., Ltd.	121,311
69,000	Shanghai Jin Jiang International Hotels Group Co., Ltd.—Class H	20,137
140,000	Shenzhen Investment, Ltd.	63,535
30,000	Shimao Property Holdings, Ltd.	48,211
35,000	Sino-Ocean Group Holding, Ltd.	17,099
50,000	SOHO China, Ltd.	27,255
15,000	Sunac China Holdings, Ltd.	19,554
72,000	Times Property Holdings, Ltd.	50,078
		1,343,500
India—1.0%
50,000	Ascendas India Trust	41,155
Indonesia—6.0%
15,000	First Real Estate Investment Trust	14,494
50,000	Lippo Malls Indonesia Retail Trust	15,209
400,000	PT Bekasi Fajar Industrial Estate TBK	8,883
400,159	PT Bumi Serpong Damai TBK	53,739
527,222	PT Ciputra Development TBK	50,630
400,714	PT Pakuwon Jati TBK	18,790
2,200,000	PT Puradelta Lestari TBK	39,613
250,000	PT Summarecon Agung TBK	25,508
200,000	PT Surya Semesta Internusa TBK	10,953
		237,819
Malaysia—0.8%
82,000	Eco World Development Group BHD (a)	28,712
6,500	Eco World International BHD (a)	1,767
		30,479
Philippines—7.3%
140,307	Ayala Land, Inc.	99,126
20,000	DoubleDragon Properties Corp. (a)	20,815
264,000	Filinvest Land, Inc.	9,141
550,000	Megaworld Corp.	44,691
85,000	Robinsons Land Corp.	43,635
120,000	SM Prime Holdings, Inc.	71,570
		288,978
Shares	Security Description	Value

Singapore—2.1%
40,000	Global Logistic Properties, Ltd.	$82,454
Thailand—6.2%
120,000	Ananda Development PCL	17,138
120,000	AP Thailand PCL	27,580
150,000	BTS Group Holdings PCL—NVDR	36,860
60,000	Central Pattana PCL	104,076
50,000	Land & Houses PCL	14,889
30,000	Land and Houses PCL—NVDR	8,933
250,000	The Erawan Group PCL	34,837
		244,313
United Arab Emirates—2.4%
58,000	Aldar Properties PJSC	33,793
45,000	Emaar Malls PJSC	31,486
15,000	Emaar Properties PJSC	29,322
		94,601
Vietnam—0.4%
71,600	Amata VN PCL	14,904
	Total Asia (Cost $2,169,666)	2,378,203
Europe—3.5%
Austria—1.1%
2,000	CA Immobilien Anlagen AG	43,823
Poland—1.0%
9,000	Atrium European Real Estate, Ltd.	37,940
Russia—0.5%
5,000	Etalon Group, Ltd.—GDR	19,250
Spain—0.7%
2,000	Melia Hotels International SA	29,694
Turkey—0.2%
21,500	Is Gayrimenkul Yatirim Ortakligi AS	8,414
	Total Europe (Cost $124,529)	139,121
Middle East/Africa—6.1%
Egypt—2.7%
36,000	Medinet Nasr Housing	41,166
150,000	Palm Hills Developments SAE	24,432
15,000	Six of October Development & Investment (a)	11,210
70,000	Talaat Moustafa Group	31,180
		107,988
Morocco—0.3%
700	Residences Dar Saada	12,454
South Africa—3.1%
35,000	Delta Property Fund, Ltd.	22,969
2,250	Hyprop Investments, Ltd.	20,783
30,000	Redefine Properties, Ltd.	24,694
2,000	Resilient REIT, Ltd.	17,438
40,000	SA Corporate Real Estate Fund Nominees Pty, Ltd.	16,462
12,400	Vukile Property Fund, Ltd.	17,630
		119,976
	Total Middle East/Africa (Cost $233,659)	240,418

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—(continued)
North & South America—17.7%
Argentina—1.6%
2,000	IRSA Inversiones y Representaciones SA—ADR (a)	$50,440
3,100	TGLT SA—GDR (a)(b)	13,775
		64,215
Brazil—11.6%
2,759	Aliansce Shopping Centers SA	13,099
1,000	BB Progressivo II FII	42,816
21,913	BR Malls Participacoes SA (a)	96,998
4,000	BR Properties SA (a)	11,896
17,285	Construtora Tenda SA	65,185
30	CSHG Brasil Shopping Investimento Imobiliario	20,198
3,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	12,476
7,000	Direcional Engenharia SA	13,453
5,612	Ez Tec Empreendimentos e Participacoes SA	35,928
3,466	Gafisa SA	19,863
2,538	General Shopping Brasil SA (a)	4,710
2,000	Iguatemi Empresa de Shopping Centers SA	20,901
300	Kinea Renda Imobiliaria FII	13,848
11,000	MRV Engenharia e Participacoes SA	55,242
1,482	Multiplan Empreendimentos Imobiliarios SA	31,610
		458,223
Chile—1.4%
20,627	Parque Arauco SA	53,811
Mexico—3.1%
26,244	Corp. Inmobiliaria Vesta SAB de CV	36,915
25,000	Fibra Uno Administracion SA de CV	43,572
15,000	Grupo GICSA SA de CV (a)	9,657
20,000	TF Administradora Industrial S de RL de CV	33,827
		123,971
	Total North & South America (Cost $648,879)	700,220
	Total Common Stocks (Cost $3,176,733)	3,457,962
Shares	Security Description	Value

Preferred Stocks—0.7%
Europe—0.7%
Russia—0.7%
15,000	Raven Russia, Ltd., 12.000%	$28,049
	Total Europe (Cost $25,834)	28,049
	Total Preferred Stocks (Cost $25,834)	28,049
Equity-Linked Structured Notes—7.3%
Asia—7.3%
India—7.3%
9,478	Dewan Housing Finance Corp.—Macquarie Bank, Ltd.	63,059
15,000	DLF, Ltd.—Macquarie Bank, Ltd.	43,300
66,000	Housing Development & Infrastructure, Ltd.—Macquarie Bank, Ltd. (a)	93,003
3,000	Oberoi Realty, Ltd.—Macquarie Bank, Ltd.	18,512
7,310	Phoenix Mills, Ltd.—Macquarie Bank, Ltd.	46,823
6,000	Prestige Estates Projects, Ltd.—Macquarie Bank, Ltd.	21,988
		286,685
	Total Asia (Cost $203,501)	286,685
	Total Equity-Linked Structured Notes (Cost $203,501)	286,685
Rights—0.0% (c)
Asia—0.0% (c)
Malaysia—0.0% (c)
2,600	Eco World International BHD Expiration: April 04, 2022 (a)	192
	Total Asia (Cost $0)	192
	Total Rights (Cost $0)	192

Principal Amount

Short-Term Investments—3.0%
$118,000	State Street Eurodollar Time Deposit, 0.09%	118,000
	Total Short-Term Investments (Cost $118,000)	118,000
Total Investments (Cost $3,524,068) (d)—98.5%		3,890,888
Other Assets in Excess of Liabilities—1.5%		61,086
TOTAL NET ASSETS 100.0%		$3,951,974

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.3% of the Fund’s net assets.

(c)	Amount is less than 0.05%.

(d)	See Note 8 for the cost of investments for federal tax purposes.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PJSC—Public Joint Stock Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAE—Societe Anonyme Egyptienne.

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—99.4%
Asia—15.6%
China—9.1%
1,992,000	Beijing Enterprises Water Group, Ltd.	$1,526,329
721,000	China Everbright International, Ltd.	975,132
587,000	China Merchants Port Holdings, Co., Ltd.	1,679,116
1,353,500	China Railway Construction Corp., Ltd.—Class H	1,893,214
540,771	China State Construction International Holdings, Ltd.	981,659
112,500	China Unicom Hong Kong, Ltd.—ADR	1,460,250
1,571,000	COSCO SHIPPING Ports, Ltd.	1,720,792
1,774,200	CRRC Corp., Ltd.—Class H	1,731,238
1,334,100	Zhejiang Expressway Co., Ltd.—Class H	1,660,260
		13,627,990
Indonesia—2.7%
5,336,670	PT Jasa Marga Persero TBK	1,857,765
2,500,000	PT Sarana Menara Nusantara TBK (a)	727,736
3,250,000	PT Tower Bersama Infrastructure TBK	1,426,401
		4,011,902
Japan—2.1%
36,100	East Japan Railway Co.	3,223,498
Philippines—1.7%
1,392,700	International Container Terminal Services, Inc.	2,480,743
	Total Asia (Cost $23,159,976)	23,344,133
Europe—32.1%
Finland—0.6%
78,000	DNA OYJ	960,109
France—9.0%
23,100	Aeroports de Paris	3,081,188
22,666	Bouygues SA	952,913
45,500	SFR Group SA (a)	1,489,868
127,700	Suez	2,098,377
193,400	Veolia Environnement SA	3,674,095
26,300	Vinci SA	2,237,454
		13,533,895
Germany—1.3%
25,300	Fraport AG Frankfurt Airport Services Worldwide	1,989,780
Italy—5.2%
114,100	Atlantia SpA	2,893,450
92,400	Buzzi Unicem SpA	2,375,370
521,000	Enel SpA	2,476,680
		7,745,500
Netherlands—1.9%
405,400	Koninklijke KPN NV	1,172,453
35,900	Koninklijke Vopak NV	1,619,765
		2,792,218
Portugal—1.6%
428,500	NOS SGPS SA	2,454,250
Shares	Security Description	Value

Spain—8.3%
160,000	Abertis Infraestructuras SA	$2,814,751
88,600	Atlantica Yield PLC (b)	1,846,424
215,100	Cellnex Telecom SAU (c)	3,801,653
209,552	EDP Renovaveis SA	1,596,713
240,000	Saeta Yield SA	2,371,188
		12,430,729
United Kingdom—4.2%
77,500	BT Group PLC—SP ADR (b)	1,543,025
187,100	Ferrovial SA	3,981,389
11,700	National Grid PLC—SP ADR	758,979
		6,283,393
	Total Europe (Cost $45,672,823)	48,189,874
North & South America—51.7%
Brazil—6.8%
539,618	CCR SA	3,009,165
105,000	Cia de Saneamento Basico do Estado de Sao Paulo—ADR (b)	966,000
2,259,298	Cosan Logistica SA (a)	4,697,899
222,630	Energisa SA	1,595,700
		10,268,764
Canada—5.2%
21,900	Canadian Pacific Railway, Ltd. (b)	3,356,175
79,500	Enbridge, Inc.	3,295,198
12,500	Waste Connections, Inc.	1,150,250
		7,801,623
Mexico—2.2%
175,000	Infraestructura Energetica Nova SAB de CV	815,912
235,000	Promotora y Operadora de Infraestructura SAB de CV	2,498,644
		3,314,556
Peru—0.2%
70,000	Grana y Montero SA—SP ADR (b)	235,900
United States—37.3%
19,500	American Electric Power Co., Inc. (b)	1,322,685
27,000	American Tower Corp. (b)	3,400,380
41,900	CMS Energy Corp. (b)	1,902,260
59,100	Comcast Corp.—Class A (b)	2,316,129
35,500	CoreCivic, Inc.	1,222,975
35,200	Crown Castle International Corp. (b)	3,329,920
26,500	DISH Network Corp.—Class A (a)(b)	1,707,660
19,800	DTE Energy Co. (b)	2,070,882
62,700	FirstEnergy Corp.	1,877,238
41,200	Genesee & Wyoming, Inc.—Class A (a)(b)	2,791,712
69,000	Great Plains Energy, Inc.	2,041,710
14,000	Kansas City Southern (b)	1,260,980
100,000	Kinder Morgan, Inc.	2,063,000
34,500	MasTec, Inc. (a)(b)	1,523,175
22,500	NextEra Energy, Inc. (b)	3,005,100
25,700	Norfolk Southern Corp.	3,019,493
60,000	NRG Energy, Inc. (b)	1,014,000
97,800	NRG Yield, Inc.—Class A (b)	1,695,852

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—(continued)
North & South America—continued
United States—continued
82,800	Pattern Energy Group, Inc. (b)	$1,823,256
39,900	SemGroup Corp.—Class A (b)	1,328,670
16,800	Sempra Energy	1,898,736
54,000	T-Mobile U.S., Inc. (a)(b)	3,632,580
46,050	The Geo Group, Inc. (b)	1,534,386
96,700	The Williams Cos., Inc.	2,961,921
230,000	TravelCenters of America LLC (a)(b)	1,403,000
19,500	Union Pacific Corp. (b)	2,183,220
12,600	Vulcan Materials Co.	1,523,088
		55,854,008
	Total North & South America (Cost $68,266,316)	77,474,851
	Total Common Stocks (Cost $137,099,115)	149,008,858
Shares	Security Description	Value

Equity—Linked Structured Notes—0.6%
Europe—0.6%
Finland—0.6%
61,128	Fortum OYJ—Morgan Stanley BV	$889,598
	Total Equity-Linked Structured Notes (Cost $954,764)	889,598
Total Investments (Cost $138,053,879) (d)—100.0%		149,898,456
Liabilities in Excess of Other Assets—0.0%(e)		(20,199)
TOTAL NET ASSETS 100.0%		$149,878,257

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of the security has been designated as collateral for the line of credit.
(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.5% of the Fund’s net assets.
(d)	See Note 8 for the cost of investments for federal tax purposes.
(e)	Amount is less than 0.05%.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU—Sociedad Anonima Unipersonal

SP ADR—Sponsored American Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Realty Growth & Income Fund

Schedule of Portfolio Investments
April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—95.7%
Asia—18.1%
China—2.2%
9,000	China Overseas Land & Investment, Ltd.	$26,150
9,000	China Resources Land, Ltd.	24,992
10,000	China Vanke Co., Ltd.—Class H	25,378
100,000	Joy City Property, Ltd.	15,685
10,000	Longfor Properties Co., Ltd.	17,330
		109,535
Hong Kong—2.3%
8,000	Cheung Kong Property Holdings, Ltd.	57,390
4,000	Sun Hung Kai Properties, Ltd.	60,013
		117,403
India—0.6%
40,000	Ascendas India Trust	32,924
Japan—10.1%
170	Daito Trust Construction Co., Ltd.	25,010
5,000	Hulic Co., Ltd.	47,096
30	Ichigo Hotel REIT Investment Corp.	29,253
18,000	Ichigo, Inc.	52,317
70	Invincible Investment Corp.	26,813
70	Japan Hotel REIT Investment Corp.	47,661
4,000	Kenedix, Inc.	18,444
3,000	Mitsubishi Estate Co., Ltd.	57,322
4,500	Mitsui Fudosan Co., Ltd.	98,881
3,000	Seibu Holdings, Inc.	52,370
1,500	Sekisui House, Ltd.	24,887
1,300	Sumitomo Realty & Development Co., Ltd.	35,055
		515,109
Singapore—2.9%
31,000	Ascendas Real Estate Investment Trust	56,801
60,000	Frasers Logistics & Industrial Trust	43,374
23,000	Global Logistic Properties, Ltd.	47,411
		147,586
	Total Asia (Cost $946,484)	922,557
Australia—6.2%
37,000	Gateway Lifestyle (Stapled Unit)	59,013
11,000	Goodman Group	66,800
25,000	Ingenia Communities Group	51,293
32,000	Mirvac Group	54,393
15,000	Stockland	54,475
14,000	Viva Energy REIT	25,265
1,000	Westfield Corp.	6,799
		318,038
	Total Australia (Cost $293,117)	318,038
Europe—25.8%
France—3.8%
588	Kaufman & Broad SA	23,058
1,800	Klepierre	70,665
400	Unibail-Rodamco SE	98,233
		191,956
Shares	Security Description	Value

Germany—8.4%
2,500	ADO Properties SA (a)	$91,501
10,813	Aroundtown Property Holdings PLC	56,184
1,500	Deutsche Wohnen AG	51,290
3,850	Dream Global Real Estate
	Investment Trust	27,922
2,500	PATRIZIA Immobilien AG (b)	49,318
2,600	TLG Immobilien AG	52,608
1,700	Vonovia SE	61,545
11,000	WCM Beteiligungs & Grundbesitz—AG (b)	38,391
		428,759
Ireland—2.7%
15,000	Cairn Homes PLC (b)	25,571
12,000	Dalata Hotel Group PLC (b)	64,574
33,000	Hibernia REIT PLC	45,832
		135,977
Italy—0.6%
4,000	COIMA RES SpA (a)	31,524
Netherlands—0.9%
1,000	Wereldhave NV	46,056
Norway—1.1%
3,500	Entra ASA (a)	40,153
15,000	Norwegian Property ASA	17,645
		57,798
Poland—0.3%
4,000	Atrium European Real Estate, Ltd.	16,862
Spain—3.7%
2,030	Axiare Patrimonio SOCIMI SA	33,700
4,230	Hispania Activos Inmobiliarios Socimi SA	63,863
2,520	Lar Espana Real Estate Socimi SA	20,862
6,000	Merlin Properties Socimi SA	71,012
		189,437
Sweden—0.6%
3,000	Hemfosa Fastigheter AB	27,808
United Kingdom—3.7%
2,000	Great Portland Estates PLC	17,926
21,000	LondonMetric Property PLC	45,803
9,421	Purplebricks Group PLC (b)	36,027
10,000	St Modwen Properties PLC	47,339
5,000	The UNITE Group PLC	41,900
		188,995
	Total Europe (Cost $1,239,134)	1,315,172
North & South America—45.6%
Brazil—3.1%
500	BB Progressivo II FII	21,408
6,000	BR Malls Participacoes SA (b)	26,559
3,000	Construtora Tenda SA (b)	11,314
15,000	Direcional Engenharia SA	28,827
7,000	Ez Tec Empreendimentos e Participacoes SA	44,813
2,000	Gafisa SA	11,462
15,000	Helbor Empreendimentos SA	11,956
		156,339

The accompanying notes are an integral part of these financial statements.

Alpine Global Realty Growth & Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—(continued)
North & South America—continued
Mexico—1.4%
25,000	Corp. Inmobiliaria Vesta SAB de CV	$35,166
20,000	Fibra Uno Administracion SA de CV	34,857
		70,023
United States—41.1%
440	AvalonBay Communities, Inc.	83,530
900	Boston Properties, Inc.	113,940
400	Camden Property Trust	32,932
2,032	Colony NorthStar, Inc.—Class A	26,558
800	CoreSite Realty Corp.	78,280
500	CyrusOne, Inc.	27,320
500	Digital Realty Trust, Inc.	57,420
1,100	DuPont Fabros Technology, Inc.	56,705
150	Equinix, Inc.	62,655
1,100	Equity Residential	71,038
310	Essex Property Trust, Inc.	75,786
2,250	Forest City Realty Trust, Inc.—Class A	50,850
1,600	Gaming and Leisure Properties, Inc.	55,680
2,000	GGP, Inc.	43,220
1,500	Host Hotels & Resorts, Inc.	26,925
1,700	Hudson Pacific Properties, Inc.	58,412
1,000	Kilroy Realty Corp.	70,530
1,380	Kimco Realty Corp.	28,000
700	Kite Realty Group Trust	14,252
500	Lennar Corp.—Class A	25,250
2,100	MGM Resorts International	64,491
4,500	New York REIT, Inc.	42,930
Shares	Security Description	Value

United States—continued
2,000	Pebblebrook Hotel Trust	$59,520
3,000	Prologis, Inc.	163,230
400	Public Storage	83,752
1,100	QTS Realty Trust, Inc.—Class A	58,784
1,200	Simon Property Group, Inc.	198,312
800	SL Green Realty Corp.	83,944
3,500	Starwood Property Trust, Inc.	79,415
100	Taubman Centers, Inc.	6,255
500	The Howard Hughes Corp. (b)	61,555
600	The Macerich Co.	37,458
1,600	Urban Edge Properties	40,800
575	Vornado Realty Trust	55,338
		2,095,067
	Total North & South America (Cost $2,282,809)	2,321,429
	Total Common Stocks (Cost $4,761,544)	4,877,196

Principal Amount

Short-Term Investments—5.3%
$271,000	State Street Eurodollar Time Deposit, 0.09%	271,000
	Total Short-Term Investments (Cost $271,000)	271,000
Total Investments (Cost $5,032,544) (c)—101.0%		5,148,196
Liabilities in Excess of Other Assets—(1.0)%		(53,392)
TOTAL NET ASSETS 100.0%		$5,094,804

Percentages are stated as a percent of net assets.

(a)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.2% of the Fund’s net assets.
(b)	Non—income producing security.
(c)	See Note 8 for the cost of investments for federal tax purposes.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2017 (Unaudited)

	International	Realty	Emerging
	Real Estate	Income &	Markets Real
	Equity Fund	Growth Fund	Estate Fund
ASSETS:
Investments, at value(1)	$112,072,485	$116,853,807	$3,890,888
Foreign currencies, at value(2)	34,920	—	421
Cash	354	53	254
Receivable from investment securities sold	375,611	900,467	85,174
Dividends and interest receivable	263,672	37,576	30,944
Receivable from capital shares issued	1,347	2,973	27
Tax reclaim receivable	27,103	2,322	—
Unrealized appreciation on forward currency contracts	—	—	1,402
Due from Adviser	—	23,017	6,217
Prepaid expenses and other assets	34,975	1,889	911
Total assets	112,810,467	117,822,104	4,016,238
LIABILITIES:
Payable for investment securities purchased	—	—	37,977
Unrealized depreciation on forward currency contracts	324,053	—	909
Payable for capital shares redeemed	49,171	348	—
Payable for line of credit (Note 2)	—	6,645,935	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	90,675	92,458	3,241
Distribution fees (Note 5)	1,718	21,486	1,953
Trustee fees (Note 6)	2,700	2,731	98
Other	185,584	157,005	20,086
Total liabilities	653,901	6,919,963	64,264
Net Assets	$112,156,566	$110,902,141	$3,951,974
NET ASSETS REPRESENTED BY:
Paid-in-capital	$870,676,049	$53,249,997	$5,140,016
Undistributed (distributions in excess of) net investment income	(394,905)	(305,035)	18,249
Accumulated net realized loss from investments and foreign currency transactions	(729,225,103)	(2,071,431)	(1,573,470)
Net unrealized appreciation/(depreciation) on:
Investments	(28,573,534)	60,028,822	366,820
Foreign currency translations	(325,941)	(212)	359
Net Assets	$112,156,566	$110,902,141	$3,951,974
Net asset value
Institutional Class
Net assets	$112,019,936	$107,605,379	$3,727,248
Shares outstanding	5,272,080	4,770,373	246,296
Net asset value, offering price and redemption price per share*	$21.25	$22.56	$15.13
Class A
Net assets	$136,630	$3,296,762	$224,726
Shares outstanding	6,470	146,370	14,845
Net asset value per share	$21.12	$22.52	$15.14
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$22.35	$23.83	$16.02
* If applicable, redemption price per share may be reduced by a redemption fee
(1) Total cost of investments	$140,646,019	$56,824,985	$3,524,068
(2) Cost of foreign currencies	$34,947	$—	$434

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2017 (Unaudited)

		Global
	Global	Realty
	Infrastructure	Growth &
	Fund	Income Fund
ASSETS:
Investments, at value(1)	$149,898,456	$5,148,196
Foreign currencies, at value(2)	32,794	3,819
Cash	27	957
Receivable from investment securities sold	1,315,914	33,299
Dividends and interest receivable	741,758	19,865
Receivable from capital shares issued	155,916	—
Tax reclaim receivable	23,261	2,372
Unrealized appreciation on forward currency contracts	12,218	487
Due from Adviser	16,820	4,625
Prepaid expenses and other assets	3,094	880
Total assets	152,200,258	5,214,500
LIABILITIES:
Payable for investment securities purchased	1,034,258	83,724
Unrealized depreciation on forward currency contracts	146,253	12,139
Payable for capital shares redeemed	5,450	—
Payable for line of credit (Note 2)	828,186	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	124,995	4,167
Distribution fees (Note 5)	20,106	—
Trustee fees (Note 6)	3,596	111
Other	159,157	19,555
Total liabilities	2,322,001	119,696
Net Assets	$149,878,257	$5,094,804
NET ASSETS REPRESENTED BY:
Paid-in-capital	$151,091,009	$5,212,406
Distributions in excess of net investment income	(364,539)	(46,563)
Accumulated net realized loss from investments and foreign currency transactions	(12,580,066)	(174,970)
Net unrealized appreciation/(depreciation) on:
Investments	11,844,577	115,652
Foreign currency translations	(112,724)	(11,721)
Net Assets	$149,878,257	$5,094,804

Net asset value
Institutional Class
Net assets	$132,464,760	$5,094,804
Shares outstanding	6,868,916	521,872
Net asset value, offering price and redemption price per share*	$19.28	$9.76
Class A
Net assets	$17,413,497	$—
Shares outstanding	904,398	—
Net asset value per share	$19.25	$—
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$20.37	$—
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$138,053,879	$5,032,544
(2) Cost of foreign currencies	$32,794	$3,829

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2017 (Unaudited)

	International	Realty	Emerging
	Real Estate	Income &	Markets Real
	Equity Fund	Growth Fund	Estate Fund
INVESTMENT INCOME:
Dividend income	$915,271	$2,269,579	$61,911
Less: Foreign taxes withheld	(67,450)	—	(3,217)
Interest and other income(a)	22,238	4,851	5,786
Total investment income	870,059	2,274,430	64,480
EXPENSES:
Investment advisory fee (Note 6)	520,334	551,565	18,542
Transfer agent fees	78,045	74,792	2,786
Accounting and custody fees	32,405	5,987	9,613
Audit and tax fees	18,947	17,590	13,961
Registration and filing fees	17,338	16,973	16,898
Printing and mailing fees	19,160	15,430	875
Interest (Note 2)	—	48,214	23
Administration fee (Note 6)	11,564	12,844	414
Legal fees	3,085	7,331	868
Distribution fees - Class A (Note 5)	155	3,956	296
Trustee fees	5,368	5,624	197
Compliance fees	2,216	2,305	59
Other fees	4,928	4,710	106
Total expenses	713,545	767,321	64,638
Less: Fee waivers and/or expense reimbursements (Note 6)	(21,483)	(45,067)	(39,288)
Net expenses	692,062	722,254	25,350
Net investment income	177,997	1,552,176	39,130
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	(7,736,918)	1,192,036	(86,543)
Foreign currency transactions	2,720,967	—	(39,726)
Net realized gain/(loss) from investments and foreign currency	(5,015,951)	1,192,036	(126,269)
Change in net unrealized appreciation/(depreciation) on:
Investments	16,414,081	3,658,377	301,414
Foreign currency translations	(2,034,627)	(146)	(1,147)
Change in net unrealized appreciation on investments and foreign currency	14,379,454	3,658,231	300,267
Net gain on investments and foreign currency	9,363,503	4,850,267	173,998
Increase in net assets from operations	$9,541,500	$6,402,443	$213,128
(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2017 (Unaudited)

		Global
	Global	Realty
	Infrastructure	Growth &
	Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$2,868,789	$97,095
Less: Foreign taxes withheld	(112,497)	(5,148)
Interest and other income	11,122	24
Total investment income	2,767,414	91,971
EXPENSES:
Investment advisory fee (Note 6)	751,302	24,477
Transfer agent fees	86,298	441
Accounting and custody fees	37,838	224
Audit and tax fees	20,754	14,329
Registration and filing fees	17,472	10,043
Printing and mailing fees	25,176	903
Interest (Note 2)	6,818	—
Administration fee (Note 6)	16,768	544
Legal fees	14,365	1,641
Distribution fees - Class A (Note 5)	19,965	—
Trustee fees	7,464	240
Compliance fees	3,167	101
Other fees	7,653	7,081
Total expenses	1,015,040	60,024
Less: Fee waivers and/or expense reimbursements (Note 6)	(86,695)	(26,980)
Net expenses	928,345	33,044
Net investment income	1,839,069	58,927
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	2,518,276	(75,302)
Foreign currency transactions	1,311,291	56,952
Net realized gain/(loss) from investments and foreign currency	3,829,567	(18,350)
Change in net unrealized appreciation/(depreciation) on:
Investments	12,627,715	222,937
Foreign currency translations	(869,408)	(33,976)
Change in net unrealized appreciation on investments and foreign currency	11,758,307	188,961
Net gain on investments and foreign currency	15,587,874	170,611
Increase in net assets from operations	$17,426,943	$229,538

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$177,997	$876,701
Net realized gain (loss) from:
Investments	(7,736,918)	(2,927,295)
Foreign currency transactions	2,720,967	(434,542)
Change in net unrealized appreciation/(depreciation) on:
Investments	16,414,081	(4,910,207)
Foreign currency translations	(2,034,627)	1,568,992
Increase (decrease) in net assets from operations	9,541,500	(5,826,351)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(147,213)	(8,424,396)
Distributions to Class A Shareholders:
From net investment income	—	(8,565)
Decrease in net assets from distributions to shareholders	(147,213)	(8,432,961)
CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	234,952	553,767
Dividends reinvested	143,279	8,153,557
Redemption fees (Note 2)	154	308
Cost of shares redeemed	(5,485,209)	(15,759,016)
Decrease in net assets from capital share transactions	(5,106,824)	(7,051,384)
Net increase (decrease) in net assets	4,287,463	(21,310,696)
NET ASSETS:
Beginning of period	107,869,103	129,179,799
End of period*	$112,156,566	$107,869,103
* Including distributions in excess of net investment income of:	$(394,905)	$(425,689)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$1,552,176	$2,634,532
Net realized gain (loss) from:
Investments	1,192,036	4,849,711
Foreign currency transactions	—	(441)
Change in net unrealized appreciation/(depreciation) on:
Investments	3,658,377	(1,508,814)
Foreign currency translations	(146)	320
Increase in net assets from operations	6,402,443	5,975,308
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(1,804,683)	(2,831,973)
From net realized gain on investments	(2,259,366)	(2,325,211)
Distributions to Class A Shareholders:
From net investment income	(52,528)	(66,086)
From net realized gain on investments	(66,187)	(59,848)
Decrease in net assets from distributions to shareholders	(4,182,764)	(5,283,118)
CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	2,306,998	3,567,431
Dividends reinvested	3,710,454	4,659,983
Redemption fees (Note 2)	79	390
Cost of shares redeemed	(8,058,177)	(14,009,369)
Decrease in net assets from capital share transactions	(2,040,646)	(5,781,565)
Net increase (decrease) in net assets	179,033	(5,089,375)
NET ASSETS:
Beginning of period	110,723,108	115,812,483
End of period*	$110,902,141	$110,723,108
* Including undistributed (distributions in excess of) net investment income of:	$(305,035)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$39,130	$71,366
Net realized loss from:
Investments	(86,543)	(328,943)
Foreign currency transactions	(39,726)	(6,215)
Change in net unrealized appreciation/(depreciation) on:
Investments	301,414	330,734
Foreign currency translations	(1,147)	1,874
Increase in net assets from operations	213,128	68,816
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(72,700)	(79,946)
Distributions to Class A Shareholders:
From net investment income	(4,639)	(6,525)
Decrease in net assets from distributions to shareholders	(77,339)	(86,471)
CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	67,373	82,917
Dividends reinvested	73,341	76,804
Redemption fees (Note 2)	—	26
Cost of shares redeemed	(292,087)	(841,183)
Decrease in net assets from capital share transactions	(151,373)	(681,436)
Net decrease in net assets	(15,584)	(699,091)
NET ASSETS:
Beginning of period	3,967,558	4,666,649
End of period*	$3,951,974	$3,967,558
* Including undistributed net investment income of:	$18,249	$56,458

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$1,839,069	$7,500,250
Net realized gain (loss) from:
Investments	2,518,276	(8,161,284)
Foreign currency transactions	1,311,291	(159,825)
Change in net unrealized appreciation/(depreciation) on:
Investments	12,627,715	1,900,491
Foreign currency translations	(869,408)	462,820
Increase in net assets from operations	17,426,943	1,542,452
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(2,853,097)	(6,327,225)
Distributions to Class A Shareholders:
From net investment income	(317,681)	(749,925)
Decrease in net assets from distributions to shareholders	(3,170,778)	(7,077,150)
CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	7,261,690	8,434,552
Dividends reinvested	1,991,934	4,511,779
Redemption fees (Note 2)	291	6,191
Cost of shares redeemed	(23,956,490)	(85,948,991)
Decrease in net assets from capital share transactions	(14,702,575)	(72,996,469)
Net decrease in net assets	(446,410)	(78,531,167)
NET ASSETS:
Beginning of period	150,324,667	228,855,834
End of period*	$149,878,257	$150,324,667
* Including undistributed (distributions in excess of) net investment income of:	$(364,539)	$967,170

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Realty Growth & Income Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016(a)
	(Unaudited)
OPERATIONS:
Net investment income	$58,927	$85,803
Net realized gain (loss) from:
Investments	(75,302)	(108,312)
Foreign currency transactions	56,952	(27,195)
Change in net unrealized appreciation/(depreciation) on:
Investments	222,937	(107,285)
Foreign currency translations	(33,976)	22,255
Increase (decrease) in net assets from operations	229,538	(134,734)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(99,823)	(112,583)
Decrease in net assets from distributions to shareholders	(99,823)	(112,583)
CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	—	5,000,000
Dividends reinvested	99,823	112,583
Increase in net assets from capital share transactions	99,823	5,112,583
Net increase in net assets	229,538	4,865,266
NET ASSETS:
Beginning of period	4,865,266	—
End of period*	$5,094,804	$4,865,266
* Including distributions in excess of net investment income of:	$(46,563)	$(5,667)
(a)	Commenced operations on November 2, 2015.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each period)

	International Real Estate Equity Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†	2014†	2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$19.46		$21.92	$23.84	$23.87	$22.23	$20.53
Income from investment operations:
Net investment income (loss)	0.03		0.17	1.48	(0.09)	(0.35)	0.01
Net realized and unrealized gain (loss)	1.79		(1.16)	(3.40)	0.11	2.09	2.23
Total from investment operations	1.82		(0.99)	(1.92)	0.02	1.74	2.24
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.03)		(1.47)	—	(0.05)	(0.10)	(0.54)
Total distributions	(0.03)		(1.47)	—	(0.05)	(0.10)	(0.54)
Net asset value per share, end of period	$21.25		$19.46	$21.92	$23.84	$23.87	$22.23
Total return	9.31	%(b)	(4.70)%	(8.05)%	0.08%	7.83%	11.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$112,020		$107,744	$129,048	$169,226	$206,580	$299,965
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.37	%(d)	1.37%	1.43%	1.60%	1.48%	1.47%
After waivers and/or expense reimbursements (e)	1.33	%(d)	1.34%	1.43%	1.60%	1.48%	1.47%
Ratio of net investment income (loss) to average net assets	0.34	%(d)	0.75%	6.46%	0.23%	(0.32)%	0.51%
Portfolio turnover (f)	10	%(b)	33%	28%	23%	19%	12%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.37% for the six months ended April 30, 2017, and 1.37%, 1.41%, 1.57%, 1.44% and 1.39% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.33% for the six months ended April 30, 2017, and 1.34%, 1.41%, 1.57%, 1.44%, and 1.39% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	International Real Estate Equity Fund
	Six Months							Period
	Ended							Ended
	April 30,		Years Ended October 31,					October 31,
	2017		2016	2015†	2014†		2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$19.33		$21.79	$23.75	$23.81		$22.19	$17.92
Income from investment operations:
Net investment income (loss)	0.01		0.08	1.34	(0.00	)(b)	(0.12)	0.08
Net realized and unrealized gain (loss)	1.78		(1.12)	(3.30)	(0.06)		1.79	4.19
Total from investment operations	1.79		(1.04)	(1.96)	(0.06)		1.67	4.27
Redemption fees	—		0.00 (b)	—	0.00	(b)	0.00 (b)	—
Less distributions:
From net investment income	—		(1.42)	—	—		(0.05)	—
Total distributions	—		(1.42)	—	—		(0.05)	—
Net asset value per share, end of period	$21.12		$19.33	$21.79	$23.75		$23.81	$22.19
Total return (c)	9.21	%(d)	(4.99)%	(8.25)%	(0.25)%		7.53%	23.83	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$137		$125	$132	$146		$146	$128
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.62	%(f)	1.60%	1.68%	1.85%		1.73%	1.72	%(f)
After waivers and/or expense reimbursements (g)	1.58	%(f)	1.57%	1.68%	1.85%		1.73%	1.72	%(f)
Ratio of net investment income (loss) to average net assets	0.10	%(f)	0.54%	6.00%	—%		(0.46)%	0.48	%(f)
Portfolio turnover (h)	10	%(d)	33%	28%	23%		19%	12%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.62% for the six months ended April 30, 2017, 1.60%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.64% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.58% for the six months ended April 30, 2017, 1.57%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.64% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Realty Income & Growth Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†	2014†	2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$22.11		$22.00	$21.29	$18.17	$17.37	$15.56
Income from investment operations:
Net investment income	0.31		0.49	0.44	0.52	0.54	0.46
Net realized and unrealized gain	0.98		0.64	1.02	3.35	1.01	2.07
Total from investment operations	1.29		1.13	1.46	3.87	1.55	2.53
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.38)		(0.56)	(0.48)	(0.50)	(0.65)	(0.72)
From net realized gains	(0.47)		(0.46)	(0.27)	(0.25)	(0.10)	—
Total distributions	(0.85)		(1.02)	(0.75)	(0.75)	(0.75)	(0.72)
Net asset value per share, end of period	$22.55		$22.11	$22.00	$21.29	$18.17	$17.37
Total return	5.96	%(b)	5.15%	6.98%	21.90%	9.02%	16.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$107,605		$107,916	$112,927	$112,984	$98,798	$106,304
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.38	%(d)	1.36%	1.35%	1.47%	1.50%	1.41%
After waivers and/or expense reimbursements (e)	1.30	%(d)	1.35%	1.35%	1.42%	1.43%	1.41%
Ratio of net investment income to average net assets	2.82	%(d)	2.28%	2.00%	2.71%	2.99%	2.73%
Portfolio turnover (f)	4	%(b)	15%	32%	32%	33%	28%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30% for the six months ended April 30, 2017, and 1.30%, 1.31%, 1.40%, 1.42% and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.21% for the six months ended April 30, 2017, and 1.29%, 1.31%, 1.35%, 1.35%, and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Realty Income & Growth Fund
	Six Months						Period
	Ended						Ended
	April 30,		Years Ended October 31,				October 31,
	2017		2016	2015†	2014†	2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$22.08		$21.97	$21.26	$18.16	$17.35	$15.60
Income from investment operations:
Net investment income	0.28		0.45	0.33	0.46	0.59	0.32
Net realized and unrealized gain	0.99		0.63	1.08	3.34	0.93	1.95
Total from investment operations	1.27		1.08	1.41	3.80	1.52	2.27
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.35)		(0.50)	(0.43)	(0.45)	(0.61)	(0.52)
From net realized gains	(0.47)		(0.46)	(0.27)	(0.25)	(0.10)	—
Total distributions	(0.82)		(0.96)	(0.70)	(0.70)	(0.71)	(0.52)
Net asset value per share, end of period	$22.53		$22.08	$21.97	$21.26	$18.16	$17.35
Total return (c)	5.82	%(d)	4.90%	6.72%	21.51%	8.85%	14.53	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$3,297		$2,807	$2,886	$2,441	$1,168	$115
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.64	%(f)	1.59%	1.60%	1.72%	1.75%	1.66	%(f)
After waivers and/or expense reimbursements (g)	1.55	%(f)	1.58%	1.60%	1.67%	1.67%	1.66	%(f)
Ratio of net investment income to average net assets	2.55	%(f)	2.07%	1.72%	2.42%	3.00%	2.18	%(f)
Portfolio turnover (h)	4	%(d)	15%	32%	32%	33%	28%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55% for the six months ended April 30, 2017, 1.53%, 1.56%, 1.65% and 1.67% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.46% for the six months ended April 30, 2017, 1.52%, 1.56%, 1.60% and 1.59% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†	2014†	2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$14.60		$14.54	$17.30	$17.37	$17.16	$14.68
Income from investment operations:
Net investment income	0.16	(a)	0.27	0.43	0.50	0.25	0.12
Net realized and unrealized gain (loss)	0.67		0.07	(2.55)	(0.18)	0.13	2.36
Total from investment operations	0.83		0.34	(2.12)	0.32	0.38	2.48
Redemption fees	—		0.00 (b)	0.00 (b)	0.03	0.04	0.00 (b)
Less distributions:
From net investment income	(0.30)		(0.28)	(0.64)	(0.27)	(0.21)	—
From net realized gains	—		—	—	(0.15)	—	—
Total distributions	(0.30)		(0.28)	(0.64)	(0.42)	(0.21)	—
Net asset value per share, end of period	$15.13		$14.60	$14.54	$17.30	$17.37	$17.16
Total return	6.03	%(c)(d)	2.40%	(12.59)%	2.29%	2.36%	16.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,727		$3,706	$4,264	$5,332	$9,051	$4,288
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	3.47	%(f)	3.33%	2.97%	2.38%	2.35%	2.95%
After waivers and/or expense reimbursements (g)	1.35	%(f)	1.35%	1.35%	1.36%	1.35%	1.35%
Ratio of net investment income to average net assets	2.14	%(f)	1.73%	2.54%	2.39%	1.22%	0.97%
Portfolio turnover (h)	43	%(c)	67%	78%	117%	120%	102%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.16% of average net assets, respectively.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the portfolio. Excluding this item, total return would have been 5.89%.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 3.47% for the six months ended April 30, 2017, and 3.33%, 2.97%, 2.37%, 2.35% and 2.95% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2017, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund
	Six Months						Period
	Ended						Ended
	April 30,		Years Ended October 31,				October 31,
	2017		2016	2015†	2014†	2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$14.58		$14.50	$17.25	$17.32	$17.13	$13.45
Income from investment operations:
Net investment income	0.18	(b)	0.37	0.46	0.39	0.05	0.13
Net realized and unrealized gain (loss)	0.64		(0.06)	(2.61)	(0.11)	0.29	3.55
Total from investment operations	0.82		0.31	(2.15)	0.28	0.34	3.68
Redemption fees	—		0.00 (c)	0.00 (c)	0.02	0.03	0.00	(c)
Less distributions:
From net investment income	(0.26)		(0.23)	(0.60)	(0.22)	(0.18)	—
From net realized gains	—		—	—	(0.15)	—	—
Total distributions	(0.26)		(0.23)	(0.60)	(0.37)	(0.18)	—
Net asset value per share, end of period	$15.14		$14.58	$14.50	$17.25	$17.32	$17.13
Total return (d)	5.92	%(e)(f)	2.20%	(12.80)%	2.01%	2.10%	27.36	%(e)
Ratios/Supplemental Data
Net Assets at end of period (000)	$225		$262	$403	$785	$708	$140
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (g)	3.73	%(h)	3.56%	3.22%	2.63%	2.60%	3.01	%(h)
After waivers and/or expense reimbursements (i)	1.60	%(h)	1.58%	1.60%	1.61%	1.60%	1.61	%(h)
Ratio of net investment income to average net assets	1.65	%(h)	1.58%	2.42%	2.49%	0.93%	1.05	%(h)
Portfolio turnover (j)	43	%(e)	67%	78%	117%	120%	102%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	The amount is less than $0.005 per share.
(d)	Total returns would be reduced if a sales or redemption charge was taken into account.
(e)	Not annualized.
(f)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the portfolio. Excluding this item, total return would have been 5.78%.
(g)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 3.73% for the six months ended April 30, 2017, 3.55%, 3.22%, 2.63% and 2.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 3.01% for the period ended October 31, 2012.
(h)	Annualized.
(i)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2017, 1.58%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.61% for the period ended October 31, 2012.
(j)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Global Infrastructure Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†	2014†	2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$17.58		$17.66	$20.14	$19.24	$15.93	$14.32
Income from investment operations:
Net investment income	0.22		0.81	0.71	0.60	0.71	0.65
Net realized and unrealized gain (loss)	1.86		(0.13)	(2.25)	1.36	3.25	1.60
Total from investment operations	2.08		0.68	(1.54)	1.96	3.96	2.25
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01	0.00 (a)
Less distributions:
From net investment income	(0.38)		(0.76)	(0.71)	(0.71)	(0.66)	(0.64)
From net realized gains	—		—	(0.19)	(0.35)	—	—
Tax return of capital	—		—	(0.04)	—	—	—
Total distributions	(0.38)		(0.76)	(0.94)	(1.06)	(0.66)	(0.64)
Net asset value per share, end of period	$19.28		$17.58	$17.66	$20.14	$19.24	$15.93
Total return	11.98	%(b)	4.01%	(7.90)%	10.52%	25.35%	16.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$132,465		$134,220	$207,034	$185,904	$125,277	$46,998
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.32	%(d)	1.29%	1.28%	1.21%	1.24%	1.33%
After waivers and/or expense reimbursements (e)	1.21	%(d)	1.21%	1.26%	1.21%	1.24%	1.33%
Ratio of net investment income to average net assets	2.47	%(d)	4.56%	3.60%	3.14%	4.18%	4.30%
Portfolio turnover (f)	34	%(b)	58%	116%	109%	147%	148%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.32% for the six months ended April 30, 2017, and 1.28%, 1.27%, 1.21%, 1.24% and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.20% for the six months ended April 30, 2017, and 1.20%, 1.25%, 1.21%, 1.24%, and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Global Infrastructure Fund
	Six Months						Period
	Ended						Ended
	April 30,		Years Ended October 31,				October 31,
	2017		2016	2015†	2014†	2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$17.55		$17.63	$20.11	$19.22	$15.92	$13.91
Income from investment operations:
Net investment income	0.20		0.76	0.61	0.57	0.69	0.43
Net realized and unrealized gain (loss)	1.86		(0.12)	(2.21)	1.34	3.22	2.04
Total from investment operations	2.06		0.64	(1.60)	1.91	3.91	2.47
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00	(b)
Less distributions:
From net investment income	(0.36)		(0.72)	(0.63)	(0.67)	(0.62)	(0.46)
From net realized gains	—		—	(0.21)	(0.35)	—	—
Tax return of capital	—		—	(0.04)	—	—	—
Total distributions	(0.36)		(0.72)	(0.88)	(1.02)	(0.62)	(0.46)
Net asset value per share, end of period	$19.25		$17.55	$17.63	$20.11	$19.22	$15.92
Total return (c)	11.86	%(d)	3.75%	(8.15)%	10.22%	25.04%	17.94	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$17,413		$16,105	$21,822	$27,200	$19,941	$1,721
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.58	%(f)	1.54%	1.52%	1.46%	1.49%	1.67	%(f)
After waivers and/or expense reimbursements (g)	1.46	%(f)	1.46%	1.50%	1.46%	1.49%	1.60	%(f)
Ratio of net investment income to average net assets	2.24	%(f)	4.34%	3.47%	2.92%	3.67%	3.67	%(f)
Portfolio turnover (h)	34	%(d)	58%	116%	109%	147%	148%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.57% for the six months ended April 30, 2017, 1.53%, 1.52%, 1.46% and 1.49% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.67% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.45% for the six months ended April 30, 2017, 1.45%, 1.50%, 1.46% and 1.49% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Global Realty Growth & Income Fund
	Six Months Ended		Period Ended
	April 30, 2017		October 31, 2016(a)
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$9.52		$10.00
Income from investment operations:
Net investment income	0.11		0.17
Net realized and unrealized gain (loss)	0.32		(0.43)
Total from investment operations	0.43		(0.26)
Less distributions:
From net investment income	(0.19)		(0.22)
Total distributions	(0.19)		(0.22)
Net asset value per share, end of period	$9.76		$9.52
Total return	4.64	%(b)	(2.65	)%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,095		$4,865
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.45	%(c)	2.42	%(c)
After waivers and/or expense reimbursements	1.35	%(c)	1.35	%(c)
Ratio of net investment income to average net assets	2.41	%(c)	1.74	%(c)
Portfolio turnover (d)	25	%(b)	35%

(a)	Commenced operations on November 2, 2015.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements

April 30, 2017 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Realty Growth & Income Fund are five separate series of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine International Real Estate Equity Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund and Alpine Global Realty Growth & Income Fund are non-diversified funds. Alpine International Real Estate Equity Fund seeks long-term capital growth. Current income is a secondary objective. Alpine Realty Income & Growth Fund seeks a high level of current income. Capital appreciation is a secondary objective. Alpine Emerging Markets Real Estate Fund seeks capital appreciation. Current income is a secondary objective. Alpine Global Infrastructure Fund seeks capital appreciation. Current income is a secondary objective. Alpine Global Realty Growth & Income Fund seeks total return through growth of capital and current income.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares (except Alpine Global Realty Growth & Income Fund, which does not currently offer Class A shares). Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

• Level 1 —	Unadjusted quoted prices in active markets for identical investments.

• Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

• Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

For certain Level 3 investments the Adviser may perform due diligence that may include visiting a company’s largest projects, meeting with the company’s management team, and having discussions with company management regarding the operation of its business. The Adviser considers all of this information in the determination of fair value. International Real Estate Equity Fund has retained a third-party independent valuation firm to provide input on the methodology to value a particular investment and the range of its values.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2017:

	Valuation Inputs
International Real Estate Equity Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$40,531,451	$440,149	$3,341,614	$44,313,214
Europe	38,984,374	—	0	38,984,374
North & South America	20,161,897	—	—	20,161,897
Short-Term Investments	—	8,613,000	—	8,613,000
Total	$99,677,722	$9,053,149	$3,341,614	$112,072,485

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	$—	$(324,053)	$—	$(324,053)
Total	$—	$(324,053)	$—	$(324,053)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

	Valuation Inputs
Realty Income & Growth Fund*	Level 1	Level 2	Level 3	Total Value
Real Estate Investment Trusts	$114,723,095	$—	$—	$114,723,095
Common Stocks	679,824	—	—	679,824
Preferred Stocks	1,450,888	—	—	1,450,888
Total	$116,853,807	$—	$—	$116,853,807

	Valuation Inputs
Emerging Markets Real Estate Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$2,118,986	$259,217	$—	$2,378,203
Europe	139,121	—	—	139,121
Middle East/Africa	240,418	—	—	240,418
North & South America	635,035	—	65,185	700,220
Preferred Stocks	28,049	—	—	28,049
Equity-Linked Structured Notes	—	286,685	—	286,685
Rights	—	192	—	192
Short-Term Investments	—	118,000	—	118,000
Total	$3,161,609	$664,094	$65,185	$3,890,888

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$1,402	$—	$1,402
Liabilities
Forward Currency Contracts	—	(909)	—	(909)
Total	$—	$493	$—	$493

	Valuation Inputs
Global Infrastructure Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$149,008,858	$—	$—	$149,008,858
Equity-Linked Structured Notes	—	889,598	—	889,598
Total	$149,008,858	$889,598	$—	$149,898,456

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$12,218	$—	$12,218
Liabilities
Forward Currency Contracts	—	(146,253)	—	(146,253)
Total	$—	$(134,035)	$—	$(134,035)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

	Valuation Inputs
Global Realty Growth & Income Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Diversified	$1,349,279	$—	$—	$1,349,279
Financials	124,417	—	—	124,417
Industrial	605,187	—	—	605,187
Lodging	400,474	—	—	400,474
Office	577,836	—	—	577,836
Other	257,776	—	—	257,776
Residential	1,010,643	—	11,314	1,021,957
Retail	540,270	—	—	540,270
Short-Term Investments	—	271,000	—	271,000
Total	$4,865,882	$271,000	$11,314	$5,148,196

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$487	$—	$487
Liabilities
Forward Currency Contracts	—	(12,139)	—	(12,139)
Total	$—	$(11,652)	$—	$(11,652)

* For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2017, a security valued at $16,879 was transferred from Level 2 to Level 1 pursuant to the Pricing and Valuation Procedures for Emerging Markets Real Estate Fund. The transfer was a result of certain foreign equity securities including a fair valuation adjustment factor no longer being applied to their equity prices as of April 30, 2017. The Funds recognize transfers as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International	Emerging	Global Realty
	Real Estate	Markets Real	Growth &
	Equity Fund	Estate Fund	Income Fund
Balance as of October 31, 2016	$4,173,071	$—	$—
Realized gain (loss)	(831,457)	—	—
Change in net unrealized depreciation*	—	(3,807)	(2,835)
Purchases	—	68,992	14,149
Sales	—	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of April 30, 2017	$3,341,614	$65,185	$11,314

Change in net unrealized appreciation/(depreciation) on Level 3 assets held at period end	$(831,457)	$(3,807)	$(2,835)

*	Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments and foreign currency.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments, as of April 30, 2017:

International Real Estate Equity Fund

Asset	Fair Value at 4/30/17	Significant Valuation Technique	Significant Unobservable Input	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stock	$3,341,614*	Market Approach	Liquidity Discount	20%	20%	Fair Value would Decrease
			Total Enterprise Value / Revenue	2.25x to 2.75x	2.50x	Fair Value would Increase
			Price/Book	1.00x - 1.50x	1.25x	Fair Value would Increase
		Income Approach	Adjusted Weighted Average Cost of Capital	18.0% - 20.0%	19.0%	Fair Value would Decrease
Common Stock	$0*	Adjusted Book Value	Discount to NAV	50%	50%	Fair Value would Decrease

*	Represents a single security, as of April 30, 2017. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable inputs used in the fair value measurement of common stocks is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital and discount to NAV. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, the Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provides secured, uncommitted lines of credit for the Funds where selected Funds assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the Funds is permitted to borrow up to 10% of its respective total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of its total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the period ended April 30, 2017, the average interest rate paid on outstanding borrowings under the line of credit was 1.77%, 1.78% and 1.94% for the Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2017 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund
Total line of credit amount available for investment purposes at April 30, 2017	$11,281,047	$11,782,210	$401,624	$15,220,026
Line of credit outstanding at April 30, 2017	—	6,645,935	—	828,186
Line of credit amount unused at April 30, 2017	11,281,047	5,136,275	401,624	14,391,840
Average balance outstanding during the period	—	5,428,917	2,564	698,062
Maximum balance outstanding during the period	—	6,813,974	38,158	12,112,317
Interest expense incurred on line of credit during the period	—	48,214	23	6,818
Interest expense incurred on custody overdrafts during the period	—	—	—	37

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes”—Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2017, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2017, there were no outstanding balances of accrued capital gains taxes for the Funds.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of its net assets in foreign securities. The Global Realty Growth & Income Fund will invest at least 40% of its net assets in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Emerging Markets Real Estate Fund and Global Infrastructure Fund held six and one equity-linked structured notes, respectively, as of April 30, 2017.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to a master netting agreement or similar agreement. The International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the period ended April 30, 2017, the International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund entered into seven, eight, six and thirteen forward contracts, respectively. The average monthly principal amount for forward contracts held by the International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund throughout the period was $24,750,584, $1,103,078, $25,268,457 and $1,082,812, respectively. This is based on amounts held as of each month-end throughout the fiscal year.

The following forward currency contracts were held as of April 30, 2017:

International Real Estate Equity Fund

		Settlement			Settlement	Current	Unrealized
Description	Counterparty	Date	Currency		Value	Value	Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	06/07/17	9,000,000	EUR	$9,732,600	$9,820,262	$(87,662)
British Pound	State Street Bank and Trust Company	06/07/17	4,000,000	GBP	5,094,880	5,185,725	(90,845)
Japanese Yen	State Street Bank and Trust Company	06/07/17	1,100,000,000	JPY	9,735,547	9,881,093	(145,546)
						$24,887,080	$(324,053)

Emerging Markets Real Estate Fund

							Unrealized
		Settlement			Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency		Value	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/07/17	70,000	EUR	$75,698	$76,380	$(682)
British Pound	State Street Bank and Trust Company	06/07/17	10,000	GBP	12,737	12,964	(227)
Hong Kong Dollar	State Street Bank and Trust Company	11/03/17	7,755,700	HKD	1,001,640	1,000,238	1,402
						$1,089,582	$493

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Global Infrastructure Fund

							Unrealized
		Settlement			Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency		Value	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/07/17	13,000,000	EUR	$14,038,570	$14,184,823	$(146,253)
Hong Kong Dollar	State Street Bank and Trust Company	11/03/17	73,000,000	HKD	9,426,896	9,414,678	12,218
						$23,599,501	$(134,035)

Global Realty Growth & Income Fund

							Unrealized
		Settlement			Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency		Value	Value	(Depreciation)
Contracts Purchased:
Hong Kong Dollar	State Street Bank and Trust Company	11/03/17	220,000	HKD	$28,292	$28,373	$81
Hong Kong Dollar	State Street Bank and Trust Company	11/03/17	200,000	HKD	25,783	25,794	11
Hong Kong Dollar	State Street Bank and Trust Company	11/03/17	180,000	HKD	23,180	23,214	34
						$77,381	$126

Contracts Sold:
Euro	State Street Bank and Trust Company	06/07/17	200,000	EUR	$214,437	$218,228	$(3,791)
Euro	State Street Bank and Trust Company	06/07/17	300,000	EUR	324,420	327,342	(2,922)
British Pound	State Street Bank and Trust Company	06/07/17	35,000	GBP	44,580	45,375	(795)
Hong Kong Dollar	State Street Bank and Trust Company	11/03/17	2,000,000	HKD	258,297	257,936	361
Japanese Yen	State Street Bank and Trust Company	06/07/17	35,000,000	JPY	309,768	314,399	(4,631)
						$1,163,280	$(11,778)

K. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the period ended April 30, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the period.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

The effect of derivative instruments in the Statements of Assets and Liabilities as of April 30, 2017:

International Real Estate Equity Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Depreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(324,053)

Emerging Markets Real Estate Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Appreciation/(Depreciation)
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$1,402
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(909)

Global Infrastructure Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Appreciation/(Depreciation)
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$12,218
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(146,253)

Global Realty Growth & Income Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Appreciation/(Depreciation)
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$487
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(12,139)

The effect of derivative instruments in the Statements of Operations for the period ended April 30, 2017:

International Real Estate Equity Fund

	Statements of		Change in Net
Derivatives	Operations Location	Net Realized Gain	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$2,717,614
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(2,041,887)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Emerging Markets Fund Fund

	Statements of		Change in Net
Derivatives	Operations Location	Net Realized Gain	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$3,739
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(1,016)

Global Infrastructure Fund

	Statements of		Change in Net
Derivatives	Operations Location	Net Realized Gain	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$1,340,250
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(892,260)

Global Realty Growth & Income Fund

	Statements of		Change in Net
Derivatives	Operations Location	Net Realized Gain	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$55,491
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(34,106)

L. Redemption Fees:

The Funds of the Equity Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Six Months Ended		Year Ended
	April 30, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	12,282	$234,952	27,867	$553,767
Shares issued in reinvestment of dividends	7,699	143,279	406,234	8,144,992
Redemption fees	—	154	—	308
Shares redeemed	(285,423)	(5,485,209)	(782,490)	(15,759,016)
Total net change	(265,442)	$(5,106,824)	(348,389)	$(7,059,949)
Class A
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends	—	—	429	8,565
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	—	$—	429	$8,565

Realty Income & Growth Fund

	Six Months Ended		Year Ended
	April 30, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	71,164	$1,604,080	155,523	$3,451,581
Shares issued in reinvestment of dividends	164,140	3,646,572	204,822	4,598,265
Redemption fees	—	77	—	380
Shares redeemed	(345,722)	(7,727,191)	(612,837)	(13,734,260)
Total net change	(110,418)	$(2,476,462)	(252,492)	$(5,684,034)
Class A
Shares sold	31,220	$702,918	5,209	$115,850
Shares issued in reinvestment of dividends	2,889	63,882	2,835	61,718
Redemption fees	—	2	—	10
Shares redeemed	(14,852)	(330,986)	(12,280)	(275,109)
Total net change	19,257	$435,816	(4,236)	$(97,531)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Emerging Markets Real Estate Fund

	Six Months Ended		Year Ended
	April 30, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	4,849	$67,373	6,319	$80,055
Shares issued in reinvestment of dividends	5,334	68,702	4,925	70,279
Redemption fees	—	—	—	24
Shares redeemed	(17,698)	(242,106)	(50,715)	(692,634)
Total net change	(7,515)	$(106,031)	(39,471)	$(542,276)
Class A
Shares sold	—	$—	194	$2,862
Shares issued in reinvestment of dividends	360	4,639	457	6,525
Redemption fees	—	—	—	2
Shares redeemed	(3,488)	(49,981)	(10,480)	(148,549)
Total net change	(3,128)	$(45,342)	(9,829)	$(139,160)

Global Infrastructure Fund

	Six Months Ended		Year Ended
	April 30, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	282,492	$5,071,214	427,914	$7,235,514
Shares issued in reinvestment of dividends	96,036	1,741,425	228,685	3,928,854
Redemption fees	—	260	—	5,510
Shares redeemed	(1,145,236)	(21,313,213)	(4,747,432)	(78,810,628)
Total net change	(766,708)	$(14,500,314)	(4,090,833)	$(67,640,750)
Class A
Shares sold	119,763	$2,190,476	69,772	$1,199,038
Shares issued in reinvestment of dividends	13,841	250,509	33,970	582,925
Redemption fees	—	31	—	681
Shares redeemed	(146,825)	(2,643,277)	(424,077)	(7,138,363)
Total net change	(13,221)	$(202,261)	(320,335)	$(5,355,719)

Global Realty Growth & Income Fund

	Six Months Ended		Year Ended
	April 30, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	—	$—	500,000	$5,000,000
Shares issued in reinvestment of dividends	10,557	99,823	11,315	112,583
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	10,557	$99,823	511,315	$5,112,583

*	Institutional Class commenced operations on November 2, 2015.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2017 are as follows:

	Purchases	Sales
International Real Estate Equity Fund	$9,409,240	$13,147,157
Realty Income & Growth Fund	5,202,604	5,106,120
Emerging Markets Real Estate Fund	1,475,958	1,572,040
Global Infrastructure Fund	49,668,040	63,528,395
Global Realty Growth & Income Fund	1,213,564	1,308,354

The Funds did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2017.

5.	Distribution Plan:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds has adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $155, $3,956, $296 and $19,965, respectively, pursuant to the Plan for the period ended April 30, 2017.

The Plan for the Funds may be terminated at any time by a majority vote of the members of the Board of the Equity Trust who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund and Emerging Markets Real Estate Fund. From April 1, 2016 to April 1, 2017, the Adviser waived 0.05% of the International Real Estate Equity Fund and Emerging Markets Real Estate Fund Advisory Fee at an annualized rate. From April 10, 2017 to February 28, 2019, the Adviser shall waive 0.05% of the Realty Income & Growth Fund Advisory Fee at an annualized rate. Fees waived pursuant to the waivers discussed above are not subject to recoupment by the Adviser discussed below. The Adviser is entitled to an annual fee based on the Fund’s average daily net asset for the Global Realty Growth & Income Fund in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

Effective April 10, 2017 through February 28, 2019, the Adviser is entitled to an annual fee based on each Fund’s average daily net asset for the Realty Income & Growth Fund and Global Infrastructure Fund, in accordance with the following schedule:

First $250 million	1.00%
Next $500 million	0.95%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser agreed to waive fees and/or reimburse the Emerging Markets Real Estate Fund and the Global Realty Growth & Income Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

not exceed annually 1.60%, of the Fund’s Class A shares average daily net assets, and 1.35% of the respective Fund’s Institutional Class shares average daily net assets. The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.50% of the average daily net assets of Class A shares and 1.25% of the average daily net assets of the Institutional Class shares (until April 10, 2017). From April 10, 2017 through February 28, 2019, the Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, broker commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Institutional Class shares. The Adviser agreed to reimburse the Global Infrastructure Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, broker commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.45% of the average daily net assets of Class A shares and 1.20% of the average daily net assets of the Institutional Class shares. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the period ended April 30, 2017, the Adviser waived investment advisory fees and other expenses totaling $21,483, $45,067, $39,288, $86,695 and $26,980 for the International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund, respectively. The expense limitations will remain in effect for the Funds through February 28, 2018 (February 28, 2019 for Realty Income & Growth Fund) unless and until the Board of the Equity Trust approves their modification or termination with respect to the Funds. Waived expenses subject to potential recovery by year of expiration are as follows:

	Realty	Emerging	Global	Global Realty
	Income &	Markets	Infrastructure	Income &
Years of Expiration	Growth Fund	Real Estate Fund	Fund	Growth Fund
10/31/2017	$55,466	$64,614	$—	$—
10/31/2018	—	87,769	43,020	—
10/31/2019	16,764	80,925	133,347	52,535
10/31/2020	41,201	38,522	86,695	26,980

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. For the period ended April 30, 2017, the International Real Estate Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $46,050, $47,111, $1,041 and $42,591, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Equity Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Equity Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Equity Trust. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed and interested person due to current or former service with the Adviser or an affiliate of Adviser, receives compensation from the Funds.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

7.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	International Real	Realty Income &	Emerging Markets
	Estate Equity Fund	Growth Fund	Real Estate Fund
Undistributed ordinary income	$147,147	$702,728	$76,057
Undistributed long-term capital gain	—	2,325,414	—
Accumulated capital loss	(722,041,982)	—	(1,311,459)
Unrealized appreciation/(depreciation)	(46,018,935)	52,404,323	(88,430)
Total	$(767,913,770)	$55,432,465	$(1,323,832)

		Global Realty
	Global	Growth &
	Infrastructure Fund	Income Fund
Undistributed ordinary income	$1,102,315	$54,205
Accumulated capital loss	(13,279,743)	(111,648)
Unrealized appreciation/(depreciation)	(3,291,491)	(189,875)
Total	$(15,468,919)	$(247,318)

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2016, the effects of certain differences were reclassified as follows:

		Accumulated	Accumulated
		net investment	net realized
Fund	Capital stock	income (loss)	gains (losses)
International Real Estate Equity Fund	$(384,885,618)	$1,390,676	$383,494,942
Realty Income & Growth Fund	—	263,527	(263,527)
Emerging Markets Real Estate Fund	—	(14,688)	14,688
Global Infrastructure Fund	(612,373)	549,895	62,478
Global Realty Growth & Income Fund	—	21,113	(21,113)

As of April 30, 2017, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

				Net unrealized
	Cost of	Gross unrealized	Gross unrealized	appreciation/
Fund	investments	appreciation	depreciation	(depreciation)
International Real Estate Equity Fund	$140,646,019	$19,215,420	$(47,788,954)	$(28,573,534)
Realty Income & Growth Fund	56,824,985	60,574,335	(545,513)	60,028,822
Emerging Markets Real Estate Fund	3,524,068	455,943	(89,123)	366,820
Global Infrastructure Fund	138,053,879	17,250,392	(5,405,815)	11,844,577
Global Realty Growth & Income Fund	5,032,544	362,287	(246,635)	115,652

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 were as follows:

2016
International Real Estate Equity Fund
Ordinary income	$8,432,961
Total	$8,432,961
Realty Income & Growth Fund
Ordinary income	$2,920,828
Long-term capital gain	2,362,290
Total	$5,283,118
Emerging Markets Real Estate Fund
Ordinary income	$86,471
Total	$86,471
Global Infrastructure Fund
Ordinary income	$7,077,150
Total	$7,077,150
Global Realty Growth & Income Fund
Ordinary income	$112,583
Total	$112,583

Capital loss carryovers as of October 31, 2016 are as follows:

	International Real	Realty Income &	Emerging Markets
Expiration Date	Estate Equity Fund	Growth Fund	Real Estate Fund
10/31/2017	$546,087,879	$—	$—
10/31/2018	65,121,028	—	—
10/31/2019	63,938,162	—	—

	Global	Global Realty
	Infrastructure	Growth &
Expiration Date	Fund	Income Fund
10/31/2017	$3,075,266	$—

During the year ended October 31, 2016, the International Real Estate Equity Fund had $384,892,332 of expired capital loss carryovers.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2016 with no expiration are as follows:

Fund	Short-Term	Long-Term
International Real Estate Equity Fund	$2,243,375	$44,651,538
Emerging Markets Real Estate Fund	1,077,931	233,528
Global Infrastructure Fund	7,303,808	2,900,669
Global Realty Growth & Income Fund	111,648	—

9.	Subsequent Events:

On June 22, 2017, the Board of Trustees (the “Board”) of the Alpine Emerging Markets Real Estate Fund (the “Fund”), a series of Alpine Equity Trust (the “Trust”) has determined that it is in the best interests of the Fund and its respective shareholders to terminate and wind up the Fund.

The termination and winding up of the Fund will be subject to receipt of approval, at a meeting of shareholders called for the purpose of voting thereon (the “Special Meeting”), by the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The Special Meeting is expected to occur in the 3rd quarter of 2017. If approved by shareholders, the Fund is expected to cease operations shortly after the Special Meeting.

Also effective June 22, 2017, there were no shareholders of the Alpine Global Realty Growth & Income Fund and the Board approved the termination of the Fund.

Alpine Mutual Funds

Information about your Funds Expenses

April 30, 2017 (Unaudited)

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2016 and held for the six months ended April 30, 2017.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

International Real Estate Equity Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)
Institutional	9.31%	$1,000.00	$1,093.10	1.33%	$6.90
Class A	9.21%	$1,000.00	$1,092.10	1.58%	$8.20

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)
Institutional	5.00%	$1,000.00	$1,018.20	1.33%	$6.66
Class A	5.00%	$1,000.00	$1,016.96	1.58%	$7.90

Alpine Mutual Funds

Information about your Funds Expenses

April 30, 2017 (Unaudited)

Realty Income & Growth Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)
Institutional	5.96%	$1,000.00	$1,059.60	1.30%	$6.64
Class A	5.82%	$1,000.00	$1,058.20	1.55%	$7.91

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)
Institutional	5.00%	$1,000.00	$1,018.35	1.30%	$6.51
Class A	5.00%	$1,000.00	$1,017.11	1.55%	$7.75

Emerging Markets Real Estate Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)
Institutional	6.03%	$1,000.00	$1,060.30	1.35%	$6.90
Class A	5.92%	$1,000.00	$1,059.20	1.60%	$8.17

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)
Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76
Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00

Global Infrastructure Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)
Institutional	11.98%	$1,000.00	$1,119.80	1.21%	$6.36
Class A	11.86%	$1,000.00	$1,118.60	1.46%	$7.67

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)
Institutional	5.00%	$1,000.00	$1,018.79	1.21%	$6.06
Class A	5.00%	$1,000.00	$1,017.56	1.46%	$7.30

Alpine Mutual Funds

Information about your Funds Expenses—Continued

April 30, 2017 (Unaudited)

Global Realty Growth & Income Fund

Based on actual total return(1)

	Actual Total			Annualized	Expenses
	Return Without	Beginning	Ending	Expense	Paid During
Class	Sales Charges (2)	Account Value	Account Value	Ratio	the Period (3)
Institutional	4.64%	$1,000.00	$1,046.40	1.35%	$6.85

Based on hypothetical total return(1)

	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
Class	Total Return	Account Value	Account Value	Ratio	the Period (4)
Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

(1)	For the six months ended April 30, 2017.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 181 day period.
(5)	Hypothetical expenses if the Fund had been in existence from November 1, 2016 are calculated using average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

April 30, 2017 (Unaudited)

Approval of Investment Management Agreements

In the period leading up to the Meeting of the Board of Trustees on April 6, 2017, the Board Members reviewed 15(c) Materials responsive to their information request and specifically relating to the Investment Advisory Agreements (the “Agreements”) provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the Meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the Meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams. They noted the Adviser’s ongoing commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller Funds. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees noted the steps taken by the Adviser to reduce management fees and overall expenses of the Funds. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser, as proposed to be reduced or waived for certain Funds at this Meeting, were appropriate.

Based on the presentation previously made by the Adviser regarding profitability, the Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Funds’ brokerage and commissions, commission sharing agreements and the Open-

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that the Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements for one year with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to change investment personnel. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, after considering certain additional proposed contractual waivers, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive and that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN &

ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER  |  INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)  Not applicable to semi-annual reports.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)      The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2017